UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.       )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12
Bolt Projects Holdings, Inc.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Bolt Projects Holdings, Inc.
2261 Market Street, Suite 5447
San Francisco, CA 94114
July 18, 2025
Dear Fellow Stockholders:
On behalf of the board of directors of Bolt Projects Holdings, Inc. (the "Board of Directors"), I cordially invite you to attend the 2025 annual meeting of stockholders (the “Annual Meeting”) of Bolt Projects Holdings, Inc., which will be held on Friday, August 29, 2025, beginning at 11:00 a.m., Eastern Time. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast.
In accordance with the Securities and Exchange Commission rules allowing companies to furnish proxy materials to their stockholders over the Internet, on or about July 18, 2025 we have sent stockholders of record at the close of business on July 3, 2025 a Notice of Internet Availability of Proxy Materials. The notice contains instructions on how to access our 2025 proxy statement (the "Proxy Statement) and Annual Report and vote online. If you would like to receive a printed copy of our proxy materials from us instead of downloading a printable version from the Internet, please follow the instructions for requesting such materials included in the notice, as well as in the attached Proxy Statement.
Attached to this letter are a Notice of Annual Meeting of Stockholders and Proxy Statement, which describe the business to be conducted at the meeting.
Your vote is important to us. Please act as soon as possible to vote your shares. It is important that your shares be represented at the meeting whether or not you plan to attend the Annual Meeting via the Internet. Please vote electronically over the Internet, by telephone or, if you receive a paper copy of the proxy card by mail, by returning your signed proxy card in the envelope provided. You may also vote your shares online during the Annual Meeting. Instructions on how to vote while participating at the meeting live via the Internet are posted at www.virtualshareholdermeeting.com/BSLK2025.
On behalf of the Board of Directors and management, it is my pleasure to express our appreciation for your continued support.

/s/ Daniel Widmaier
Daniel Widmaier
Chief Executive Officer and Chair of the Board

Bolt Projects Holdings, Inc.
2261 Market Street, Suite 5447
San Francisco, CA 94114

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 29, 2025
NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Bolt Projects Holdings, Inc., a Delaware corporation, will be held on Friday, August 29, 2025, at 11:00 a.m., Eastern Time. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/BSLK2025. For instructions on how to attend and vote your shares at the Annual Meeting, see the information in the accompanying 2025 proxy statement (the "Proxy Statement") in the section titled “General Information about the Annual Meeting and Voting—How can I attend and vote at the Annual Meeting?”
The Annual Meeting is being held:
1.to elect Daniel Widmaier, David Breslauer and Jeri Finard as Class I directors to hold office until the Company’s annual meeting of stockholders to be held in 2028 and until their respective successors have been duly elected and qualified;
2.to ratify the appointment of Elliott Davis, PLLC as our independent registered public accounting firm for 2025;
3.to approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of the maximum number of shares of common stock issuable by the Company pursuant to an agreement the Company expects to enter with Southern Point Capital (the “Seneca Issuance Proposal");
4.to approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of the maximum number of shares of common stock issuable by the Company (a) upon conversion of convertible preferred stock and exercise of warrants the Company expects to issue and sell to Ascent Partners Fund LLC and (b) under a related equity line of credit agreement the Company expects to enter with Ascent Partners Fund LLC (the “Ascent Issuance Proposal");
5.to adjourn the Annual Meeting if necessary to solicit additional proxies if there are insufficient votes to approve the Seneca Issuance Proposal and/or the Ascent Issuance Proposal; and
6.to transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.
These items of business are described in the Proxy Statement that follows this notice. Holders of record of our common stock as of the close of business on July 3, 2025 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment thereof.
Your vote is important. Voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Please promptly vote your shares by following the instructions for voting on the Notice Regarding the Availability of Proxy Materials or, if you received a paper or electronic copy of our proxy materials, by completing, signing, dating and returning your proxy card or by Internet or telephone voting as described on your proxy card.

By Order of the Board of Directors
/s/ Daniel Widmaier
Daniel Widmaier
Chief Executive Officer and Chair of the Board

San Francisco, California
July 18, 2025
This Notice of Annual Meeting and Proxy Statement are first being distributed or made available, as the case may be, on or about July 18, 2025.
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting:
This Proxy Statement and our Annual Report are available free of charge at www.proxyvote.com.

i

FORWARD-LOOKING STATEMENTS
This proxy statement (this “Proxy Statement”) contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts are forward-looking statements, including, without limitation, statements regarding Bolt Project Holdings’ (the “Company”) plans and expectations regarding the claim purchase agreement it intends to enter into with Southern Point Capital, the convertible preferred stock agreement and equity line of credit agreement it intends to enter into with Ascent Partners Fund LLC and the expected benefits therefrom. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “future,” “outlook,” “guidance,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential,” “continue,” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words.
These forward-looking statements are based on management’s current expectations and involve known and unknown risks and uncertainties that may cause actual future events to differ materially from the forward-looking statements in this Proxy Statement, including, but not limited to the factors, risks and uncertainties included in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as such factors may be updated from time to time in the Company’s other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov and the and the Financials section of the Company’s website at www.boltprojectsholdings.com. These and other important factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this Proxy Statement. The Company cautions you against placing undue reliance on forward-looking statements, which reflect current beliefs and are based on information currently available as of the date a forward-looking statement is made. Forward-looking statements set forth herein speak only as of the date they are made. The Company undertakes no obligation to revise forward-looking statements to reflect future events, changes in circumstances, or changes in beliefs, except as otherwise required by law.

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Bolt Projects Holdings, Inc.
2261 Market Street, Suite 5447
San Francisco, CA 94114

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 29, 2025
This proxy statement (the “Proxy Statement”) and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “Annual Report” and, together with this Proxy Statement, the “proxy materials”) are being furnished by and on behalf of the board of directors (the “Board” or “Board of Directors”) of Bolt Projects Holdings, Inc. in connection with our 2025 annual meeting of stockholders (the “Annual Meeting”). The Notice of Annual Meeting and this Proxy Statement are first being distributed or made available, as the case may be, on or about July 18, 2025.
As used herein, the terms “Company,” “we,” “us,” or “our” refer to Bolt Project Holdings, Inc. and its consolidated subsidiaries unless otherwise stated or the context otherwise requires. Prior to the Business Combination (defined below), the registrant was a blank check company. In August 2024, we consummated the closing of the transactions contemplated by the Business Combination Agreement, by and among Golden Arrow Merger Corp. (“GAMC”), Beam Merger Sub, Inc. (“Merger Sub”) and Bolt Threads, Inc. (“Bolt Threads,” and such transactions, the “Business Combination”). Upon consummation of the transactions contemplated by the Business Combination Agreement (the “Closing”), Merger Sub merged with and into Bolt Threads with Bolt Threads surviving as a wholly-owned subsidiary of GAMC, which was renamed to Bolt Projects Holdings, Inc. at the Closing.
On April 21, 2025, the Company effected a 1-for-20 reverse stock split of its common stock, par value $0.0001 per share (“Common Stock”). The information included in this Proxy Statement has been adjusted to reflect the reverse stock split.
GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
When and where will the Annual Meeting be held?
The Annual Meeting will be held on Friday, August 29, 2025 at 11:00 a.m., Eastern Time. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/BSLK2025 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials (the "Notice and Access Card"), on your proxy card or on the instructions that accompanied your proxy materials. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the as of the close of business on July 3, 2025 (the “Record Date”).
What are the purposes of the Annual Meeting?
The purpose of the Annual Meeting is to vote on the following items described in this Proxy Statement:
•Proposal No. 1: Election of the director nominees listed in this Proxy Statement.
•Proposal No. 2: Ratification of the appointment of Elliott Davis, PLLC as our independent registered public accounting firm for 2025.
•Proposal No. 3: To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of the maximum number of shares of Common Stock issuable by the Company pursuant to an agreement the Company expects to enter with Southern Point Capital (the “Seneca Issuance Proposal” or “Proposal No. 3”).
•Proposal No. 4: To approve, for purposes of complying with Nasdaq Listing Rule 5635(d) the issuance of the maximum number of shares of Common Stock issuable by the Company (a) upon conversion of convertible preferred stock and exercise of warrants the Company expects to issue and sell to Ascent Partners Fund LLC and (b) under a related equity line of credit agreement that the Company expects to enter into with Ascent Partners Fund LLC (the "Ascent Issuance Proposal" or "Proposal No. 4").
•Proposal No. 5: To adjourn the Annual Meeting if necessary to solicit additional proxies if there are insufficient votes to approve the Seneca Issuance Proposal and/or the Ascent Issuance Proposal (the “Adjournment Proposal” or “Proposal No. 5).
Are there any matters to be voted on at the Annual Meeting that are not included in this Proxy Statement?
At the date this Proxy Statement went to press, we did not know of any matters to be properly presented at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented at the meeting or any adjournment or postponement thereof for consideration, and you are a stockholder of record and have submitted a proxy card, the persons named in your proxy card will have the discretion to vote on those matters for you.
Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a paper copy of proxy materials?
The rules of the Securities and Exchange Commission (the “SEC”) permit us to furnish proxy materials, including this Proxy Statement and the Annual Report, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Stockholders will not receive paper copies of the proxy materials unless they request them. Instead, the Notice and Access Card provides instructions on how to access and review on the Internet all of the proxy materials. The Notice and Access Card also instructs you as to how to authorize via the Internet or telephone your proxy to vote your shares according to your voting instructions. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials described in the Notice and Access Card.
What does it mean if I receive more than one Notice and Access Card or more than one set of proxy materials?
It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Notice and Access Card or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.
Can I vote my shares by filling out and returning the Notice and Access Card?
No. The Notice and Access Card identifies the items to be voted on at the Annual Meeting, but you cannot vote by marking the Notice and Access Card and returning it. If you would like a paper proxy card, you should follow the instructions in the Notice and Access Card. The paper proxy card you receive will also provide instructions as to how to authorize via the Internet or telephone your proxy to vote your shares according to your voting instructions. Alternatively, you can mark the paper proxy card with how you would like your shares voted, sign and date the proxy card, and return it in the envelope provided.
Who is entitled to vote at the Annual Meeting?
Holders of record of shares of our Common Stock as of the close of business on July 3, 2025 (the "Record Date") will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement or adjournment thereof. At the close of business on the Record Date, there were 2,061,779 shares of our Common Stock issued and outstanding and entitled to vote. Each share of our Common Stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting. You will need to obtain your own Internet access if you choose to attend the Annual Meeting online and/or vote over the Internet.
To attend and participate in the Annual Meeting, you will need the 16-digit control number included in your Notice and Access Card, on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. The meeting webcast will begin promptly at 11:00 a.m., Eastern Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 10:45 a.m., Eastern Time, and you should allow ample time for the check-in procedures.

What is the difference between being a “record holder” and holding shares in “street name”?
A record holder (also called a “registered holder”) holds shares in his or her name. Shares held in “street name” means that shares are held in the name of a bank, broker or other nominee on the holder’s behalf.
What do I do if my shares are held in “street name”?
If your shares are held in a brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in “street name.” The Notice and Access Card or the proxy materials, if you elected to receive a hard copy, has been forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by following their instructions for voting. Please refer to information from your bank, broker or other nominee on how to submit your voting instructions.
How many shares must be present to hold the Annual Meeting?
A quorum must be present at the Annual Meeting for any business to be conducted. The holders of a majority of the shares of stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum. If you sign and return your paper proxy card or authorize a proxy to vote electronically or telephonically, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote as indicated in the proxy materials.
Broker non-votes will also be considered present for the purpose of determining whether there is a quorum for the Annual Meeting.
What are “broker non-votes”?
A “broker non-vote” occurs when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a proposal because (1) the broker has not received voting instructions from the stockholder who beneficially owns the shares and (2) the broker lacks the authority to vote the shares at their discretion. Proposal Nos. 1, 3, 4, 5, and 6 are considered non-discretionary matters, and a broker will lack the authority to vote uninstructed shares at their discretion on such proposals. Proposal No. 2 is considered a discretionary matter, and a broker will be permitted to exercise its discretion to vote uninstructed shares on this proposal.
What if a quorum is not present at the Annual Meeting?
If a quorum is not present or represented at the scheduled time of the Annual Meeting, (i) the chairperson of the Annual Meeting or (ii) the holders of a majority of the shares of stock entitled to vote who are present, in person or by proxy at the Annual Meeting, may adjourn the Annual Meeting until a quorum is present or represented.
How do I vote my shares without attending the Annual Meeting?
We recommend that stockholders vote by proxy even if they plan to attend the Annual Meeting and vote electronically. If you are a stockholder of record, there are three ways to vote by proxy:
•by Internet—You can vote over the Internet at www.proxyvote.com by following the instructions on the Notice and Access Card or proxy card;
•by Telephone—You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card; or
•by Mail—You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail.
Internet and Telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on August 28, 2025.
If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions on how to vote from the bank, broker or holder of record. You must follow the instructions of such bank, broker or holder of record in order for your shares to be voted.

How can I attend and vote at the Annual Meeting?
We will be hosting the Annual Meeting live via audio webcast. Any stockholder can attend the Annual Meeting live online at www.virtualshareholdermeeting.com/BSLK2025. If you were a stockholder as of the Record Date, or you hold a valid proxy for the Annual Meeting, you can vote at the Annual Meeting. A summary of the information you need to attend the Annual Meeting online is provided below:
•Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/BSLK2025.
•Assistance with questions regarding how to attend and participate via the Internet will be provided at www.virtualshareholdermeeting.com/BSLK2025 on the day of the Annual Meeting.
•Webcast starts at 11:00 a.m., Eastern Time.
•You will need your 16-Digit Control Number to enter the Annual Meeting.
•Stockholders may submit questions while attending the Annual Meeting via the Internet.
To attend and participate in the Annual Meeting, you will need the 16-digit control number included in your Notice and Access Card, on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date.
Will there be a question-and-answer session during the Annual Meeting?
As part of the Annual Meeting, we will hold a live Question and Answer (“Q&A”) session, during which we intend to answer questions submitted online during the meeting that are pertinent to the Company and the meeting matters, as time permits. Only stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?” will be permitted to submit questions during the Annual Meeting. Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:
•irrelevant to the business of the Company or to the business of the Annual Meeting;
•related to material non-public information of the Company, including the status or results of our business not included in our public disclosure;
•related to any pending, threatened or ongoing litigation;
•related to personal grievances;
•derogatory references to individuals or that are otherwise in bad taste;
•substantially repetitious of questions already made by another stockholder;
•in furtherance of the stockholder’s personal or business interests; or
•out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair or Secretary in their reasonable judgment.
Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above.

What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, please contact technical support as directed on the virtual meeting website.
How does the Board recommend that I vote?
The Board recommends that you vote:
•FOR the nominees to the Board set forth in this Proxy Statement.
•FOR the ratification of the appointment of Elliott Davis, PLLC as our independent registered public accounting firm for 2025.
•FOR the Seneca Issuance Proposal.
•FOR the Ascent Issuance Proposal.
•FOR the Adjournment Proposal.
How many votes are required to approve each proposal?
The table below summarizes the proposals that will be voted on, the vote required to approve each item and how votes are counted:

Proposal	Votes Required	Voting Options	Effect of “Withhold” or “Abstain” Votes	Effect of Broker Non-Votes
Proposal No. 1: Election of Directors	The plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I directors.	“FOR ALL” “WITHHOLD ALL” “FOR ALL EXCEPT”	None	None

Proposal No. 2: Ratification of Appointment of Independent Registered Public Accounting Firm	A majority of the votes cast affirmatively or negatively.	“FOR” “AGAINST” “ABSTAIN”	None	None(1)

Proposal No. 3: Approval of the Seneca Issuance Proposal	A majority of the votes cast affirmatively or negatively.	“FOR” “AGAINST” “ABSTAIN”	None	None

Proposal No. 4: Approval of the Ascent Issuance Proposal	A majority of the votes cast affirmatively or negatively.	“FOR” “AGAINST” “ABSTAIN”	None	None
Proposal No. 5: Approval of the Adjournment Proposal	A majority of the votes cast affirmatively or negatively.	“FOR” “AGAINST” “ABSTAIN”	None	None
(1)As this proposal is considered a "routine" matter, brokers are permitted to exercise their discretion to vote uninstructed shares on this proposal. As a result, we do not expect to have broker non-votes on this proposal.
What if I do not specify how my shares are to be voted?
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are set forth above.

Who will count the votes?
Representatives of Broadridge Investor Communications Services (“Broadridge”) will tabulate the votes, and a representative of Broadridge will act as inspector of election.
Can I revoke or change my vote after I submit my proxy?
Yes. Whether you have voted by Internet, telephone or mail, if you are a stockholder of record, you may change your vote and revoke your proxy by:
•sending a written statement to that effect to the attention of our General Counsel and Secretary at our corporate offices (our address is provided under the “Principal Executive Offices” section), provided such statement is received no later than August 28, 2025;
•voting again by Internet or telephone at a later time before the closing of those voting facilities at 11:59 p.m., Eastern Time, on August 28, 2025;
•submitting a properly signed proxy card with a later date that is received no later than August 28, 2025; or
•attending the Annual Meeting, revoking your proxy and voting again.
If you hold shares in street name, you may submit new voting instructions by contacting your bank, broker or other nominee. You may also change your vote or revoke your proxy online at the Annual Meeting if you obtain a signed proxy from the record holder (broker, bank or other nominee) giving you the right to vote the shares.
Your most recent proxy card or telephone or Internet proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Company before your proxy is voted or you vote online at the Annual Meeting.
Who will pay for the cost of this proxy solicitation?
We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees (for no additional compensation) in person or by telephone, electronic transmission and facsimile transmission. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses. We may also engage the services of a proxy solicitor to assist in the solicitation of proxies and provide related advice and informational support for a services fee and the reimbursement of customary disbursements that are not expected to exceed $75,000 in the aggregate.

PROPOSAL NO. 1 ELECTION OF DIRECTORS
Board Size and Structure
Our second amended and restated certificate of incorporation, as currently in effect (“Certificate of Incorporation”) provides that the number of directors shall be established from time to time by our Board of Directors. Our Board of Directors has fixed the number of directors at nine, and we currently have nine directors serving on the Board.
Our Certificate of Incorporation provides that the Board be divided into three classes, designated as Class I, Class II and Class III. Each class of directors must stand for re-election no later than the third annual meeting of stockholders subsequent to their initial appointment or election to the Board, provided that the term of each director will continue until the election and qualification of his or her successor and is subject to his or her earlier death, resignation or removal. Generally, vacancies or newly created directorships on the Board will be filled only by consent of a majority of the directors then in office (including any directors that have tendered a resignation effective at a future date and even though less than a quorum), or by a sole remaining director. A director appointed by the Board to fill a vacancy will hold office until the next election of the class for which such director was chosen, subject to the election and qualification of his or her successor and his or her earlier death, resignation, retirement, disqualification or removal.
Current Directors and Terms
Our current directors and their respective classes and terms are set forth below.

Class I Directors – Current Term Ending at 2025 Annual Meeting	Class II Directors - Current Term Ending at 2026 Annual Meeting	Class III Directors – Current Term Ending at 2027 Annual Meeting

Daniel Widmaier	Jerry Fiddler	Ransley Carpio
David Breslauer	Christine Battist	Sami Naffakh
Jeri Finard	Lorne Lucree	Gail Zauder
Nominees for Director
Daniel Widmaier, David Breslauer and Jeri Finard have been nominated by the Board to stand for election. As the directors assigned to Class I, Daniel Widmaier, David Breslauer and Jeri Finard's current terms of service will expire at the Annual Meeting. If elected by the stockholders at the Annual Meeting, each of Daniel Widmaier, David Breslauer and Jeri Finard will serve for a term expiring at our annual meeting of stockholders to be held in 2028 (the “2028 Annual Meeting”) and the election and qualification of their respective successor or until their earlier death, resignation or removal.
Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve. If, however, prior to the Annual Meeting, the Board of Directors should learn that any nominee will be unable to serve for any reason, the proxies that otherwise would have been voted for this nominee will be voted for a substitute nominee as selected by the Board. Alternatively, the proxies, at the Board’s discretion, may be voted for that fewer number of nominees as results from the inability of any nominee to serve. The Board has no reason to believe that any of the nominees will be unable to serve.
Information About Board Nominees and Continuing Directors
The following pages contain certain biographical information as of July 3, 2025 for each nominee for director and each director whose term as a director will continue after the Annual Meeting, including all positions he or she holds, his or her principal occupation and business experience for the past five years, and the names of other publicly-held companies of which the director or nominee currently serves as a director or has served as a director during the past five years.
We believe that all of our directors and nominees display personal and professional integrity; satisfactory levels of education and/or business experience; broad-based business acumen; an appropriate level of understanding of our business and its industry and other industries relevant to our business; the ability and willingness to devote adequate time to the work of our Board of Directors and its committees, as applicable; skills and personality that complement those of our other directors that helps build a board that is effective, collegial and responsive to the needs of our Company; strategic thinking and a willingness to share ideas; a diversity of experiences, expertise and background; and the ability to represent the interests of all of our stockholders. The information presented below regarding each nominee and continuing director also sets forth specific experience, qualifications, attributes and skills that led our Board of Directors to the conclusion that such individual should serve as a director in light of our business and structure.
Nominees for Election to Three-Year Terms Expiring No Later than the 2028 Annual Meeting

Class I Directors	Age	Director Since	Current Position with Bolt
Daniel Widmaier	44	2009	Chief Executive Officer and Chair of the Board
David Breslauer	42	2009	Chief Technology Officer, Chief Product Officer, and Director
Jeri Finard	65	2024	Director
Daniel Widmaier is a co-founder of Bolt Threads and has served as its Chief Executive Officer and a member of its board of directors since August 2009, and the Chief Executive Officer and Chair of the Board of Bolt Projects Holdings, Inc. since the Closing. Mr. Widmaier holds a B.S. in Biochemistry from the University of Washington and a Ph.D. in Chemistry and Chemical Biology from University of California, San Francisco. We believe that Mr. Widmaier is qualified to serve on our board of directors following the Business Combination because of his historical knowledge, operational expertise, leadership, and continuity that he brings to our board of directors as Bolt Threads co-founder and Chief Executive Officer.
David Breslauer is a co-founder of Bolt Threads and has served as its Chief Technology Officer and a member of its board of directors since August 2009, the Chief Technology Officer and member of the board of directors of Bolt Projects Holdings, Inc. since the Closing, and the Chief Product Officer of Bolt Projects Holdings, Inc. since April 2025. Mr. Breslauer currently serves as the advisor to multiple biotechnology companies that focus on creating sustainable products. Mr. Breslauer holds a B.S. in Bioengineering from University of California, San Diego and a Ph.D. in Bioengineering from University of California, Berkeley and University of California, San Francisco. We believe Mr. Breslauer is qualified to serve on our board of directors following the Business Combination because of his experience in the biotechnology industry, his deep knowledge of bioengineering and sustainable materials, and continuity that he brings to our board of directors as Bolt Threads’ co-founder and Chief Technology Officer.
Jeri Finard has served on our board of directors since the Closing, and has been a Managing Partner at Lykos Capital Partners, an advisory firm for emerging consumer-facing companies, since February 2018. Formerly she served as Chief Executive Officer of Godiva Chocolatier, N.A. (“Godiva”), the luxury retailer of high-quality confections, from 2012 to 2014. Prior to Godiva, Ms. Finard served as Global Brand President of Avon, Inc., a multinational cosmetics and skincare company, from July 2008 to January 2012, and in a variety of senior roles at Mondelez International, Inc. (“Mondelez”), a multinational confectionary, food, and beverage company, from July 1986 to June 2007. Her roles at Mondelez included Global Chief Marketing Officer, Executive Vice President and General Manager of the Beverages division, and Executive Vice President and General Manager of the Desserts division. Ms. Finard served on the board of directors of Frontier Communications from March 2005 to May 2014. Ms. Finard also currently serves on the board of directors for a privately held company, and has previously served on the boards of several other privately held companies. Ms. Finard holds a B.A. in Politics from Brandeis University and an MBA from Columbia University.
We believe Ms. Finard is qualified to serve on our board of directors because of her extensive experience in both director and senior executive positions at a variety of consumer products companies.

Class II Directors Whose Terms Expire at the 2026 Annual Meeting of Stockholders

Class II Directors	Age	Director Since	Current Position at Bolt
Christine Battist	56	2025	Director
Jerry Fiddler	73	2023	Director
Lorne Lucree	44	2025	Director
Christine Battist has served on our board of directors since February 2025. Ms. Battist is a financial executive with broad and diverse experience in public and private companies. Ms. Battist has over 30 years of financial experience including establishing finance infrastructure and leading transformational growth through initial public offerings, mergers and acquisitions and capital market transactions along with leading investor relations and establishing internal audit. Ms. Battist was Chief Financial Officer of Avison Young, a private commercial real estate services firm from January 2018 to May 2023. Before then, Ms. Battist was the Chief Financial Officer and Treasurer from June 2012 to September 2016 at Silver Bay Realty Trust Corp., a public real estate investment trust. Prior to this, from September 2011 to June 2012, Ms. Battist was Managing Director at Two Harbors Investment Corp., a public real estate investment trust focused on residential mortgage-backed securities. From May 2005 to September 2011, Ms. Battist held various financial roles at The Mosaic Company, a Fortune 500 agribusiness company. Ms. Battist has served on the board of directors of Capital Southwest Corporation since August 2018 and privately held Highland Bank since March 2025. Ms. Battist holds a Bachelor of Business Administration in Accounting from St. Norbert College and is a Certified Public Accountant in Texas. The Company benefits from Ms. Battist’s extensive experience and track record of managing accounting, finance, and investor relations affairs for public and private companies.
We believe Ms. Battist is qualified to serve on our board of directors because of her extensive experience as executive and director at both publicly and privately-held companies.
Jerry Fiddler previously served on the board of directors of Bolt Threads, has served on our board of directors since the Closing, and has been the managing member of Zygote Ventures, LLC, a privately-held seed and angel venture capital fund, since 2009, and a general partner of Jazem Family Partners, a venture capital partnership, since the early 2000s. He has helped create and grow numerous companies as Chief Executive Officer, chairman, director, investor and advisor. Mr. Fiddler is the founder of Wind River Systems, a company developing embedded system and cloud software, and was its Chief Executive Officer and Chairman from January 1989 to August 2008. Additionally, Mr. Fiddler was Chairman of TerraVia Holdings, Inc. (formerly known as Solazyme) from January 2004 to December 2017, and has served on the board of directors of Nanomix Corporation since January 2015. He currently serves on the board of directors of Bolt Threads, Inc., as well as several private company and non-profit boards. Mr. Fiddler holds a BA in Music and Photography and an MS in Computer Science from the University of Illinois at Urbana-Champaign.
We believe Mr. Fiddler is qualified to serve on our board of directors because of his extensive experience as an executive and director at both publicly and privately-held companies.
Lorne Lucree has served on our board of directors since July 2025, and has been the founder and principle of Quiet Coyote Consulting, a full-service innovation strategy and product development advising company for beauty and personal care brands, raw material and packaging suppliers, and venture capital and private equity investors, since September 2004. Mr. Lucree was the Central Innovation Advisor and Senior Vice President of Innovation at Unilever Prestige from August 2023 to September 2024, the Chief Innovation Officer at Voyant Beauty from August 2019 to July 2023, the Vice President, Product and Packaging Innovation & Development at Luxury Brand Partners from April 2014 to July 2019, held product development and research & innovation roles at Estée Lauder from November 2011 to March 2014 and marketing roles at L’Oréal from August 2008 to November 2011. Mr. Lucree is a trusted partner to Ulta Beauty, serving as a Product Development Advisor for the MUSE Accelerator Program and as one of 12 appointed members of the Conscious Beauty at Ulta Advisory Council. He is a frequent speaker, judge, and mentor at leading beauty and wellness events and currently sits on the board of directors at Elevation Labs, a private company specializing in skincare, haircare, and color cosmetics manufacturing. Mr. Lucree holds an MBA from NYU Stern School of Business and a BSc from Boston University.
We believe Mr. Lucree is qualified to serve on our board of directors because he is a recognized leader in beauty innovation, product development, and research and development, with deep expertise in formulation science, ingredient technologies, packaging, sustainability, olfactive trends, and consumer insights.

Class III Directors Whose Terms Expire at the 2027 Annual Meeting of Stockholders

Class III Directors	Age	Director Since	Current Position at Bolt
Ransley Carpio	40	2024	Director
Sami Naffakh	55	2024	Director
Gail Zauder	67	2025	Director
Ransley Carpio has served on our board of directors since the Closing, and has been the Vice President of Business Development for Front Row Group, a digital marketing and brand partnership company, since April 2022 and has been a Member of Carpio Companies LLC, a company providing advisory assistance to consumer focused private equity funds and their portfolio investments, since January 2014. From January 2020 to July 2023, Mr. Carpio was a Managing Partner, and a member of the board of directors, at Patina Brands LLC, a beauty product brand incubator. Mr. Carpio has previously served on the board of directors for a privately held company. Mr. Carpio holds a B.S. in Management from the University of Phoenix.
We believe Mr. Carpio is qualified to serve on our board of directors because of his experience in business management.
Sami Naffakh has served on our board of directors since the Closing, and has been the Chief Supply Officer at Reckitt Benckiser PLC, a multinational consumer goods company, since July 2020. Mr. Naffakh previously served as the Chief Operations Officer at Arla Foods Group, a multinational dairy cooperative, from January 2018 to June 2020, the Senior Vice President of Supply Chain for Europe, Middle East, and Africa at Estée Lauder Companies Inc., a multinational cosmetics company, from March 2014 to December 2017, and the Senior Vice President of Supply Chain for the Asia-Pacific Region at Danone Infant Nutrition Asia Pacific, an international company focused on infant nutrition products from March 2012 to February 2014. Mr. Naffakh holds a Master’s Degree in Industrial Engineering from École des Hautes Études Industrielles.
We believe Mr. Naffakh is qualified to serve on our board of directors because of his substantial experience in company operations and global supply chain management.
Gail Zauder has served on our board of directors since July 2025 and has been the Managing Partner of Elixir Advisors LLC, a professional services firm, since January 2002 and the Chief Executive Officer of AbleFly Inc., a private company focused on inclusive and accessible air travel for mobility-restricted individuals, since June 2022. Ms. Zauder was the Chairman and Chief Executive Officer of Soap a& Glory Ltd. from July 2009 to April 2014, Chief Financial Officer May 2012 to December 2013, and the managing director of Credit Suisse from August 1985 to December 2001. Ms. Zauder currently has served on the board of directors of Presto Automation, Inc. since September 2022, a public AI and automation company providing solutions to the restaurant enterprise technology industry, where she serves as the chair of the compensation and strategic finance committees and as a member of the audit committee. She currently serves on several private company and non-profit boards. Ms. Zauder holds an AB in Urban Environmental Studies from Smith College a dual MPPA and MBA in Finance from Yale University.
We believe Ms. Zauder is qualified to serve on our board of directors because of her substantial experience in public company management and financial risk oversight.
Board Recommendation
The Board of Directors unanimously recommends a vote “FOR” the election of Daniel Widmaier, David Breslauer and Jeri Finard as Class I directors to hold office until the 2028 Annual Meeting and until their respective successors have been duly elected and qualified.

PROPOSAL NO. 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
Appointment of Independent Registered Public Accounting Firm
The audit committee appoints our independent registered public accounting firm. In this regard, the audit committee evaluates the qualifications, performance and independence of our independent registered public accounting firm and determines whether to re-engage our current firm. As part of its evaluation, the audit committee considers, among other factors, the quality and efficiency of the services provided by the firm, including the performance, technical expertise, industry knowledge and experience of the lead audit partner and the audit team assigned to our account; the overall strength and reputation of the firm; the firm’s global capabilities relative to our business; and the firm’s knowledge of our operations. Elliott Davis, PLLC has served as our independent registered public accounting firm since 2023. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors and providing audit and permissible non-audit related services. Upon consideration of these and other factors, the audit committee has appointed Elliott Davis, PLLC to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2025.
Although ratification is not required by our amended and restated bylaws or otherwise, the Board is submitting the selection of Elliott Davis, PLLC to our stockholders for ratification because we value our stockholders’ views on the Company’s independent registered public accounting firm and it is a good corporate governance practice. If our stockholders do not ratify the selection, it will be considered as notice to the Board and the audit committee to consider the selection of a different firm. Even if the selection is ratified, the audit committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.
Representatives of Elliott Davis, PLLC are expected to attend the Annual Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.
Audit, Audit-Related, Tax and All Other Fees
The following table sets forth the fees of Elliott Davis, PLLC, our independent registered public accounting firm, billed to Bolt Projects Holdings, Inc. in each of the last two fiscal years (in thousands).

	Year Ended December 31,
	2024	2023
Audit Fees	$960	$1,550
Total	$960	$1,550
Audit Fees
Audit fees consisted of aggregate fees billed for assurance and related professional services rendered by our independent public accounting firm for the audit of our annual financial statements, review of financial statements included in our quarterly reports on Form 10-Q and services that are normally provided in connection with statutory and regulatory filings or engagements, including the issuance of consents in connection with registration statement filings.
Pre-Approval Policies and Procedures
Our Audit Committee’s charter provides that the Audit Committee must pre-approve any audit and non-audit service provided to the Company by the independent auditor, unless the engagement is entered into pursuant to appropriate preapproval policies established by the Audit Committee or if such service falls within available exceptions under SEC rules. Other than with respect to the annual audit of the Company’s consolidated financial statements, the chair of the Audit Committee is authorized to pre-approve other audit services and non-audit services provided to the Company by the independent auditor on behalf of the Audit Committee, and each such pre-approval decision will be presented to the Audit Committee at its next scheduled meeting. All services to the Audit Company provided by our independent registered public accounting firm following the Business Combination were approved in accordance with such pre-approval policies and consistent with SEC rules.
Board Recommendation

The Board of Directors unanimously recommends a vote “FOR” the ratification of the appointment of Elliott Davis, PLLC as our independent registered public accounting firm for 2025.
Audit Committee Report
The audit committee operates pursuant to a charter, and a brief description of the primary responsibilities of the audit committee is included in this Proxy Statement under the discussion of “Corporate Governance—Audit Committee.” Under the audit committee charter, management is responsible for the preparation, presentation and integrity of the Company’s financial statements, the application of accounting and financial reporting principles and our internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for auditing our financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States.
In the performance of its oversight function, the audit committee reviewed and discussed with management and Elliott Davis, PLLC, as the Company’s independent registered public accounting firm, the Company’s audited financial statements for the fiscal year ended December 31, 2024. The audit committee also discussed with the Company’s independent registered public accounting firm the matters required to be discussed by applicable standards of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. In addition, the audit committee received and reviewed the written disclosures and the letters from the Company’s independent registered public accounting firm required by applicable requirements of the PCAOB regarding such independent registered public accounting firm’s communications with the audit committee concerning independence, and discussed with the Company’s independent registered public accounting firm their independence from the Company.
Based upon the review and discussions described in the preceding paragraph, the audit committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2024 filed with the SEC.
Submitted by the Audit Committee of the Company’s Board of Directors
Christine Battist (Chair)
Jeri Finard
Sami Naffakh

PROPOSAL NO. 3: APPROVAL OF THE SENECA ISSUANCE PROPOSAL
General

We are seeking stockholder approval for the issuance of the maximum number of shares of Common Stock issuable by the Company in connection with the Seneca Transaction described below. Stockholder approval will be required pursuant to Nasdaq Listing Rule 5635(d). We also refer to this Proposal No. 3 as the “Seneca Issuance Proposal.” The Seneca Transaction is being proposed to support general working capital needs.

Background

Seneca Transaction

We have entered into a non-binding term sheet with Southern Point Capital (“Seneca”) pursuant to which Seneca would enter into one or more claim purchase agreements to purchase up to an aggregate of $3.0 million of our outstanding payables with certain of our vendors (the “Vendor Payables”) and exchange such Vendor Payables for a settlement pursuant to Section (3)(a)(10) of the Securities Act of 1933, as amended (the “Seneca Transaction”).
The amount of Vendor Payables would be initially convertible at the option of Seneca at a 23% discount to the average of the three lowest prices of trades involving 100 or more shares of our Common Stock over the five trading days prior to the day of conversion to Common Stock.

Seneca would not be permitted to acquire shares of Common Stock under the Seneca Transaction if, as a result thereof, Seneca would beneficially own (as calculated pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended, and Rule 13d-3 thereunder) more than 4.99% of the number of shares of our Common Stock then outstanding.

The Seneca Transaction is subject to finalization of definitive documentation with Seneca.

Why We are Seeking Stockholder Approval of the Seneca Issuance Proposal

Pursuant to Nasdaq Listing Rule 5635(d), stockholder approval is required prior to the issuance of securities in a transaction, other than a public offering, involving the sale, issuance or potential issuance by the Company of common stock (or securities convertible into or exercisable for common stock) in excess of the Nasdaq Share Cap.

To the extent we issue shares of our Common Stock as part of the Seneca Transaction, we anticipate those shares would count towards the Nasdaq Share Cap and that we would need stockholder approval in order to issue shares representing more than 20% of our outstanding Common Stock prior to entry into the Seneca Transaction.

Additionally, in considering a listed company’s compliance with Nasdaq Listing Rule 5635(d), Nasdaq reserves discretion to determine whether shares issued in separate transactions should be aggregated for purposes of calculating whether a company has issued or agreed to issue 20% or more of its common stock. Depending on the timing, structure and other characteristics of any additional transaction that the Company may wish to pursue (including the transactions described below under Proposal No. 4), Nasdaq could determine that a subsequent transaction should be aggregated with the shares issued under the Seneca Transaction, which may materially restrict the Company’s ability to raise additional capital that it needs to implement its business plans and continue as a going concern.

Effect of Approval of the Seneca Issuance Proposal

Each additional share of our Common Stock that would be issuable to Seneca would have the same rights and privileges as each share of our currently outstanding Common Stock. The issuance of shares of our Common Stock to Seneca pursuant to the terms of the Seneca Transaction would not affect the rights of the holders of our outstanding Common Stock, but such issuances would have a dilutive effect on the existing stockholders, including the relative voting power and economic rights of the existing stockholders, and may result in a decline in our stock price or greater price volatility. Further, any sales in the public market of our shares of Common Stock issuable to Seneca could adversely affect prevailing market prices of our shares of Common Stock.

Consequences if Stockholder Approval is Not Obtained for the Seneca Issuance Proposal

If the stockholders do not approve this Proposal No. 3, we would remain liable for the Vendor Payables, which will have an adverse effect on our liquidity position. The Board and the management of the Company believe that the potential to issue shares of Common Stock under the Seneca Transaction would result in greater liquidity for the Company and, thereby, flexibility in how it implements its business plans and ultimately generates value for its stockholders.

Interests of Certain Persons in the Seneca Issuance Proposal

Certain of our officers and directors have an interest in this proposal as a result of their ownership of shares of our Common Stock, as set forth below in the section entitled “Security Ownership of Certain Beneficial Owners and Management.” However, we do not believe that our officers or directors have interests in this proposal that are different from or greater than those of any of our other current stockholders.

No Preemptive Rights of Common Stock

Our stockholders do not have a preemptive right to purchase or subscribe for any part of any new or additional issuance of our securities.

Board Recommendation

The Board of Directors unanimously recommends a vote FOR the approval of Proposal 3.

PROPOSAL NO. 4: APPROVAL OF THE ASCENT ISSUANCE PROPOSAL
General

We are seeking stockholder approval for the issuance of the maximum number of shares of Common Stock issuable by the Company (a) upon conversion of convertible preferred stock and exercise of warrants the Company expects to issue and sell to Ascent Partners Fund LLC (the “Convertible Preferred Stock Offering”) and (b) under a related equity line of credit agreement the Company expects to enter with Ascent Partners Fund LLC (the "ELOC Agreement"). Stockholder approval is required pursuant to Nasdaq Listing Rule 5635(d). We also refer to this Proposal No. 4 as the “Ascent Issuance Proposal.” The Convertible Preferred Stock Offering and the ELOC Agreement are being proposed to support general working capital needs.

Background

Convertible Preferred Stock and Warrants

We have entered into a non-binding term sheet with Ascent Partners Fund LLC ("Ascent" or the “Investor”) pursuant to which we propose to raise $1.2 million in gross proceeds through the issuance and sale of convertible preferred stock (the “Convertible Preferred Stock”) to Ascent. The Convertible Preferred Stock will have an initial stated value of $1,333,333.33 (the “Stated Value”) and will accrue cumulative dividends at 10.0% per annum, payable upon conversion of the Convertible Preferred Stock. The Convertible Preferred Stock will be convertible into shares of our common stock at a rate equal to the closing price of our common stock immediately prior to the initial closing of the sale of the Convertible Preferred Stock (the “Fixed Conversion Price”). In the event that we receive a notice of non-compliance with Nasdaq’s listing standards following the sale of the Convertible Preferred Stock and fail to cure such non-compliance with any period permitted by Nasdaq, or if the consecutive 10-trading day individual volume weighted average price (“VWAP”) for our common stock falls below $1.00 (each, a “Trigger Event”), then for so long as a Trigger Event is continuing, the Convertible Preferred Stock will accrue dividends at a rate of 24.0% per annum and Ascent will have the option to convert the Convertible Preferred Stock at the lower of the Fixed Conversion Price or 95% of the lowest daily for our common stock during the 10 trading day immediately prior to conversion.

Concurrently with our proposed issuance and sale of the Convertible Preferred Stock to Ascent, we will also issue warrants to Ascent covering 50% of the Stated Value and an exercise price equal to the Fixed Conversion Price (the “Warrants”). We will be required to reserve from our authorized and unissued common stock, a number of shares of common stock equal to 250% of the total number of shares of Common Stock issuable upon conversion of the Convertible Preferred Stock and exercise of the Warrants.

Subject to Ascent’s conversion rights, we will be required to redeem any Convertible Preferred Stock with 50% of any net proceeds we raise from the ELOC Agreement. Following any additional public or private debt raise, we will be required to redeem 100% of the stated value of any then-outstanding Convertible Preferred Stock.
In addition, we will be required to provide Ascent with a right of first refusal in which Ascent will have the right, for 24 calendar months following the closing of Convertible Preferred Stock Offering, to participate in (i) up to 100% of any equity line of credit, and (ii) up to 20% of any other private debt or equity offering.
At no time will Ascent be required to hold more than 4.99% of our outstanding common stock. We will agree to file a registration statement registering the resale of the shares issuable upon conversion of the Convertible Preferred Stock and upon exercise of the Warrants within 30 days of the closing of the Convertible Preferred Stock Offering and to use our best efforts to have such registration statement declared effective within 60 days of the closing of the Convertible Preferred Stock Offering.
The consummation of the issuance and sale of the Convertible Preferred Stock Offering is subject to finalization of definitive documentation with Ascent, and as to and Ginkgo (as defined below), exchanging its secured debt for nonvoting convertible preferred stock.
Equity Line of Credit

Concurrently with the Convertible Preferred Stock Offering, the Company plans to enter into the ELOC Agreement with Ascent. Pursuant to the ELOC Agreement, the Company will have the right, but not the obligation, to require Ascent to purchase, from time to time, up to an aggregate of $20 million of newly issued shares of our Common Stock, subject to certain limitations and conditions set forth in the ELOC Agreement.

Subject to the terms and conditions of the ELOC Agreement, we may deliver a put notice that requires Ascent to purchase shares of Common Stock (a “Put Notice”) provided that (i) if a Put Notice is received prior to 8:00 a.m. Eastern Time, then (a) the purchase price paid at any consummation of the sale pursuant to a Put Notice (a “Closing”) shall be between $25,000 and $500,000 and (b) the number of shares of Common Stock that may be purchased at any one Closing shall not exceed 100% of the average daily traded value of the Common Stock on the 10 trading days immediately preceding the date of such Closing (the highest and lowest volume day shall not be included in the calculation), and (ii) if a Put Notice is received between 8:01 a.m. Eastern Time and 9:15 Eastern Time and the pre-market price of the Company’s common stock is equal to or in excess of 150% of the Nasdaq Official Closing Price of the prior trading day, then the Company may put up to $5,000,000 of Common Stock (capped at 4.99% of market cap) and the Investor shall have a Purchase Price of either (at Investor’s option) (a) the average of (i) the daily VWAP price of the stock on the trading day prior to the Put Notice and (ii) the VWAP price of the stock on the day of the Put Notice or (b) 96% of VWAP over the trading days required to fully exit the Put Notice. No Put Notice shall result in Ascent owning more than 4.99% of the number of shares of our Common Stock outstanding immediately prior to the issuance of shares of Common Stock issuable pursuant to a Put Notice.

The price paid for each share of Common Stock (the “Share Price”) at each Closing shall be 96% of the lowest daily VWAP for the 10 trading days immediately prior to such Closing; provided, that if such Share Price at such Closing shall be lower than a minimum price per share to be agreed (the “Minimum Share Price”), the Investor shall not have any obligation to purchase such shares at such Closing; and, provided, further, that if such Closing happens and 96% of the lowest daily VWAP in the 10 trading days following such Closing (the “Adjustment Period”) is lower than such Share Price, then the Company shall issue additional shares of Common Stock (the “Adjustment Securities”) to the Investor so that the total number of shares of Common Stock received by the Investor is equal to the number of shares of Common Stock it would have received for the aggregate purchase price paid at such Closing for such shares if the shares of Common Stock had been valued at such lower price.

We may deliver Put Notices under the ELOC Agreement, subject to market conditions, and in light of our capital needs, from time to time and under the limitations contained in the ELOC Agreement.

Additionally, as consideration for the Ascent’s irrevocable commitment to purchase shares of our Common Stock upon the terms of and subject to satisfaction of the conditions set forth in the ELOC Agreement, concurrently with the execution and delivery of the ELOC Agreement, we expect to issue to Ascent $250,000 in shares of our Common Stock (the “Commitment Shares”) at a price of 96% of the lowest daily VWAP in the 10 trading days immediately prior to the signing of the ELOC Agreement.

The ELOC Agreement will terminate after a period of 36 months (the "Purchase Period"); provided, that the Company will have the right to terminate the ELOC Agreement at any time upon written notice without cost or penalty. Ascent may terminate the Purchase Period upon the occurrence of events to be specified in the definitive agreement, including material and uncured breach of the Company of its representations, warranties and covenants in the definitive agreement.

In connection with the execution of the ELOC Agreement, we will enter into a registration rights agreement with Ascent (the “ELOC Registration Rights Agreement”), pursuant to which the Company will agree to file with the SEC one or more registration statements, to register under the Securities Act of 1933, as amended, the offer and resale by Ascent of all of the Common Stock that may be issued and sold by the Company to the Investor from time to time under the ELOC Agreement, as well as the Commitment Shares.

We will agree to file such registration statement within 25 days of the date of the ELOC Agreement and to use our commercially reasonable efforts to have such registration statement declared effective within 30 days of such filing.

Pursuant to Nasdaq Listing Rule 5635(d), stockholder approval is required prior to the issuance of securities in a transaction, other than a public offering, involving the sale, issuance or potential issuance by the Company of Common Stock (or securities convertible into or exercisable for Common Stock), which equals 20% or more of the Common Stock or 20% or more of the voting power outstanding before the issuance, at a price less than the lower of: (i) the closing price immediately preceding the signing of the binding agreement or (ii) the average closing price of the Common Stock for the five trading days immediately preceding the signing of the binding agreement for the transaction.

We are seeking stockholder approval because the maximum number of shares Common Stock issuable to Ascent as described above in the proposed Convertible Preferred Stock Offering and under the proposed ELOC Agreement may represent more than 20% of the Company’s outstanding shares and/or voting power of Common Stock as of the date of the execution of the binding agreements for the closing of such transactions and may be offered and sold at a price below the Minimum Price. Accordingly, we are seeking stockholder approval of Proposal 4 pursuant to Nasdaq Listing Rule 5635(d).

Effect of Approval of the Ascent Issuance Proposal

If Proposal 4 is approved, existing stockholders will suffer dilution in their ownership interests in the future upon the issuance of the shares of our Common Stock upon conversion of the Convertible Preferred Stock, exercise of the warrants to be issued in the Convertible Preferred Stock Offering and upon the issuance of the shares of our Common Stock under the ELOC Agreement. In addition, the sale into the public market of these shares could materially and adversely affect the market price of our common stock.

Consequences if Stockholder Approval is Not Obtained for the Ascent Issuance Proposal

If our stockholders do not approve this Proposal 4, we will be unable to consummate the proposed Convertible Preferred Stock Offering and under the ELOC Agreement and would not receive any proceeds from such arrangements. Inability to procure the proceeds described in the Convertible Preferred Stock Offering and under the ELOC Agreement may impair our ability to continue as a going concern.

Interests of Certain Persons in the Ascent Issuance Proposal

Certain of our officers and directors have an interest in this proposal as a result of their ownership of shares of our Common Stock, as set forth below in the section entitled “Security Ownership of Certain Beneficial Owners and Management.” However, we do not believe that our officers or directors have interests in this proposal that are different from or greater than those of any of our other current stockholders.

No Preemptive Rights of Common Stock

Our stockholders do not have a preemptive right to purchase or subscribe for any part of any new or additional issuance of our securities.

Board Recommendation

The Board of Directors unanimously recommends a vote FOR the approval of Proposal 4.

PROPOSAL NO. 5: APPROVAL OF THE ADJOURNMENT PROPOSAL
The Board believes that, if the Annual Meeting is convened and a quorum is present, but there are not sufficient votes at that time to approve the Seneca Issuance Proposal and/or the Ascent Issuance Proposal, it is in the best interests of the stockholders to enable the Board to continue to seek to obtain a sufficient number of additional votes to approve the Seneca Issuance Proposal and/or the Ascent Issuance Proposal, as applicable.
In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning the Annual Meeting or any adjournment or postponement thereof. If our stockholders approve the Adjournment Proposal, we could adjourn the Annual Meeting, and any adjourned session of the Annual Meeting, to use the additional time to solicit additional proxies in favor of the Seneca Issuance Proposal and/or the Ascent Issuance Proposal as applicable.
Board Recommendation
The Board of Directors unanimously recommends a vote FOR the approval of Proposal 5.

EXECUTIVE OFFICERS
The table below identifies and sets forth certain biographical and other information regarding our executive officers as of July 3, 2025. There are no family relationships among any of our executive officers or directors.

Executive Officer	Age	Position
Daniel Widmaier	44	Chief Executive Officer and Chair of the Board
David Breslauer	42	Chief Technology Officer, Chief Product Officer, and Director
Randy Befumo	54	Interim Chief Financial Officer
Cintia Nardi	51	President
Paul Slattery	39	General Counsel and Secretary
See page 8 of this Proxy Statement for Daniel Widmaier’s and David Breslauer’s biographies.
Randy Befumo has served as Interim Chief Financial Officer of Bolt Threads since April 2023, and the Interim Chief Financial Officer of Bolt Projects Holdings, Inc. since the Closing. Prior to this, he served as Bolt Thread’s Chief Financial Officer from April 2020 to April 2023. Since May 2023, Mr. Befumo has also served as the Interim CFO for Protecht, Inc., a company that provides online check-out software. He previously served as the Chief Financial Officer of Eventbrite, a global self-service ticketing platform for live experiences from November 2016 to September 2019, when he transitioned into the role of Chief Strategy Officer until December 2019. He currently serves as an advisor for several private software and pharmaceutical companies. Previously, Mr. Befumo served as Director of Research, analyst, and portfolio manager at Legg Mason Capital Management for 15 years. Mr. Befumo holds a B.A. in Interdisciplinary Study from the College of William & Mary.
Cintia Nardi has served as Chief Operating Officer of Bolt Threads from February 2022 until her promotion to President in November 2023, and the President of Bolt Projects Holdings, Inc. since the Closing. Ms. Nardi previously served as the Chief Operating Officer and a member of the board of directors of Cosmetica Laboratories Inc., a color cosmetics and skincare development and manufacturing company, from July 2017 to January 2022, and as the Executive Director of Quality Assurance and Operations of Estée Lauder Companies Inc., a leading manufacturer and marketer of cosmetics, skincare, fragrance, and hair care products, from September 2002 to July 2017. Ms. Nardi holds a bachelor’s degree in Industrial Engineering from Catholic University of Argentina.
Paul Slattery has served as General Counsel of Bolt Threads since August 2023, and the General Counsel of Bolt Projects Holdings, Inc. since the Closing. Mr. Slattery previously served as General Counsel and Outside General Counsel for Eleusis Holdings, LTC, a pharmaceutical company focused on therapeutic uses for psychedelics, from December 2020 to August 2023, and as an Associate at Quinn Emanuel Urquhart & Sullivan LLP, the world’s largest litigation-only firm, from October 2012 to December 2020. Mr. Slattery holds a J.D. from Yale Law School and a B.S. and A.B. in Economics and Literature from Duke University.

CORPORATE GOVERNANCE
Corporate Governance Guidelines
Our Board of Directors has adopted Corporate Governance Guidelines. A copy of these Corporate Governance Guidelines can be found in the “Governance” section of our website located at www.boltprojectsholdings.com, or by writing to our Secretary at our offices at 2261 Market Street, Suite 5447, San Francisco, CA 94114.
Among the topics addressed in our Corporate Governance Guidelines are:

•Board independence and qualifications
•Board leadership and structure
•Executive sessions of independent directors
•Selection of new directors
•Director orientation and continuing education
•Service on other boards
•Change of principal occupation
•Term limits
•Director responsibilities
•Director compensation

•Stock ownership
•Board access to senior management
•Board access to independent advisors
•Board and committee self-evaluations
•Frequency of board meetings
•Meeting attendance by directors and non-directors
•Meeting materials
•Board committees, responsibilities and independence
•Succession planning
•Risk management

Composition of the Board of Directors
When considering whether directors and director nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable our board of directors to satisfy its oversight responsibilities effectively in light of its business and structure, the board of directors expects to focus primarily on each person’s background and experience as reflected in the information discussed in each of the directors’ individual biographies set forth above in order to provide an appropriate mix of experience and skills relevant to the size and nature of its business.
In accordance with our certificate of incorporation, our board of directors is divided into three classes with staggered three year terms. At each annual meeting of stockholders, the successors to the directors whose terms will then expire will be elected to serve from the time of election and qualification until the third annual meeting following their election. Our directors are divided among three classes as follows:
•the Class I directors are Daniel Widmaier, David Breslauer and Jeri Finard, and their terms will expire at the annual meeting of stockholders to be held in 2025;
•the Class II directors are Christine Battist Jerry Fiddler, and Lorne Lucree, and their terms will expire at the annual meeting of stockholders to be held in 2026; and
•the Class III directors are Ransley Carpio, Sami Naffakh, and Gail Zauder, and their terms will expire at the annual meeting of stockholders to be held in 2027.
This classification of our board of directors may have the effect of delaying or preventing changes in control of the company.
Board Leadership Structure
Our Board of Directors does not have a policy on whether the role of the Chairperson of the Board and Chief Executive Officer should be separate and, if it is to be separate, whether the Chairperson should be selected from the non-employee directors or be an employee. If the Chairperson of the Board is a member of management or does not otherwise qualify as independent, our Corporate Governance Guidelines provide that the independent directors may elect a lead independent director (the “Lead Director”). The Lead Director’s responsibilities include, but are not limited to: presiding over all meetings of the Board at which the Chairperson of the Board is not present, including any executive sessions of the independent directors; approving Board meeting schedules and agendas; and acting as the liaison between the independent directors, on the one hand, and the Chief Executive Officer and Chairperson of the Board, on the other. Our Corporate Governance Guidelines provide that, at such times as the Chairperson of the Board qualifies as independent, the Chairperson of the Board may serve as Lead Director.

Daniel Widmaier currently serves as the Chief Executive Officer and Chairperson of the Board. The Board of Directors believes that this leadership structure provides independent board leadership and engagement while deriving the benefit of having our CEO also serve as Chairperson of the Board. As the individual with in-depth knowledge and understanding of the Company, he is best positioned to chair regular Board meetings as the directors discuss key business and strategic issues. We recognize that different leadership structures may be appropriate for companies in different situations. The Board will continue to periodically review our leadership structure and make such changes in the future as it deems appropriate and in the best interests of the Company and its stockholders.
Director Independence
Under our Corporate Governance Guidelines and the applicable Nasdaq rules, a director is not independent unless the Board affirmatively determines that he or she does not have a direct or indirect material relationship with us or any of our subsidiaries. In addition, the director must not be precluded from qualifying as independent under the per se bars set forth by the Nasdaq rules.
Our Board has undertaken a review of its composition, the composition of its committees and the independence of our directors and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board of Directors has determined that none of Christine Battist, Ransley Carpio, Jerry Fiddler, Jeri Finard, Lorne Lucree, Sami Naffakh, and Gail Zauder has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors qualifies as “independent” as that term is defined under the Nasdaq rules. None of Esther van den Boom, Daniel Steefel and Steven Klosk had a relationship that would interfere with his exercise of independent judgment in carrying out such person's responsibilities as a director of the Company, and each was deemed to be an “independent director” under the Nasdaq Rules during the time such person served as a director of the Company during 2024. Daniel Widmaier is our Chief Executive Officer, and David Breslauer is our Chief Technology Officer and Chief Product Officer. In making these determinations, our Board considered the relationships that each non-employee director has with us and all other facts and circumstances our Board deemed relevant in determining their independence, including the director’s beneficial ownership of our Common Stock.
Board Committees
Our board of directors directs the management of our business and affairs, as provided by Delaware law, and conduct its business through meetings of the board of directors and standing committees. We have a standing audit committee, compensation committee and nominating and corporate governance committee, each of which operate under a written charter.
Current copies of our committee charters are posted on our website, https://investors.boltthreads.com, as required by applicable SEC and Nasdaq rules. In addition, from time to time, special committees may be established under the direction of the board of directors when the board deems it necessary or advisable to address specific issues.

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Christine Battist	Chair
Jerry Fiddler		Chair
Ransley Carpio		X
Jeri Finard	X		Chair
Sami Naffakh	X		X
Lorne Lucree			X
Gail Zauder	X

Audit Committee
Our audit committee is responsible for, among other things:
•appointing, compensating, retaining, and overseeing the Company’s independent registered public accounting firm and the scope of their audit;
•discussing with the Company’s independent registered public accounting firm their independence from management;
•pre-approving all audit and permissible non-audit services to be performed by the Company’s independent registered public accounting firm;
•overseeing the financial reporting process and discussing with management and the Company’s independent registered public accounting firm the interim and annual financial statements that the Company files with the SEC;
•periodically reviewing and recommending changes to the Company’s policies and procedures for reviewing and approving related-party transactions;
•periodically considering and discussing with management and the independent auditor the Company’s Code of Business Conduct and Ethics and procedures in place for enforcements; and
•establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls or auditing matters.

Our audit committee currently consists of Jeri Finard, Sami Naffakh, Gail Zauder, and Christine Battist, with Ms. Battist serving as chair. Our Board of Directors has determined that (i) all members of our audit committee are financially literate and that each member of our audit committee qualifies as “independent” under Nasdaq’s additional standards applicable to audit committee members and Rule 10A-3 of the Exchange Act of 1934, as amended (the “Exchange Act”), and (ii) each of Esther van den Boom, Daniel Steefel and Steven Klosk were determined to be financially literate and qualified as “independent” under Nasdaq’s additional standards applicable to audit committee members and Rule 10A-3 of the Exchange Act during the time such person served as a member of the audit committee of the Company during 2024. In addition, our Board of Directors has determined that Sami Naffakh, Gail Zauder, and Christine Battist each qualify as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K.

Compensation Committee
Our compensation committee is responsible for, among other things:
•reviewing and approving corporate goals and objectives relevant to the compensation of the Company’s Chief Executive Officer, evaluating the performance of the Company’s Chief Executive Officer in light of these goals and objectives and setting (either alone or, if directed by the Board, in conjunction with a majority of the independent directors) the compensation of the Chief Executive Officer;
•evaluating the Company’s executive officers other than the Chief Executive Officer and reviewing and setting or making recommendations to the board regarding the compensation of the Company’s such executive officers;
•reviewing and approving any employment and severance agreements arrangements for the Company’s executive officers;
•reviewing and making recommendations to the Board regarding the compensation of the Company’s directors;
•reviewing and approving or making recommendations to our Board of Directors regarding our incentive compensation and equity-based plans and arrangements;
•administering and overseeing compliance with our compensation recovery policy;
•overseeing and periodically reviewing with management the Company’s strategies, policies and practices regarding human capital management and talent development; and
•appointing and overseeing any compensation consultants.

Our compensation committee currently consists of Ransley Carpio and Jerry Fiddler, with Mr. Fiddler serving as chair. Our Board of Directors has determined that each of Messrs. Carpio and Fiddler qualifies as “independent” under Nasdaq’s additional standards applicable to compensation committee members and as a “non-employee director” under Section 16b-3 of the Exchange Act.
Pursuant to the compensation committee’s charter, the compensation committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors (independent or otherwise) to assist in carrying out its responsibilities. Before selecting any such consultant, counsel or advisor, the compensation committee reviews and considers the independence of such consultant, counsel or advisor in accordance with applicable Nasdaq rules. We must provide appropriate funding for payment of reasonable compensation to any advisor retained by the compensation committee.
Our practice is to grant equity awards to our executive officers on a predetermined schedule. The compensation committee reviews and approves the value and amount of the equity compensation to be awarded to executive officers in accordance with the annual performance and compensation review process.
Compensation Consultants
In accordance with the compensation committee’s authority to retain outside consultants or advisors, the compensation committee has engaged the services of Compensia, Inc. (“Compensia”) as its independent outside compensation consultant.
As requested by the compensation committee, in 2024, Compensia’s services to the compensation committee included, analyzing benchmarking data with respect to our executives’ overall individual compensation and providing information regarding current trends and developments in executive compensation, equity-based awards, severance agreements and best practices in the use of long term incentives to encourage employee retention based on our peer group.
All executive compensation services provided by Compensia during 2024 were conducted under the direction or authority of the compensation committee, and all work performed by Compensia was approved by the compensation committee. Neither Compensia nor any of its affiliates maintains any other direct or indirect business relationships with us or any of our subsidiaries. The compensation committee evaluated whether any work provided by Compensia raised any conflict of interest for services performed during 2024 and determined that it did not.
Additionally, during 2024, Compensia did not provide any services to us other than regarding executive, employee and director compensation and broad-based plans that do not discriminate in scope, terms, or operation, in favor of our executive officers or directors, and that are available generally to all salaried employees.
Nominating and Corporate Governance Committee
Our nominating and corporate governance committee is responsible for, among other things:
•identifying individuals qualified to become members of the Board, consistent with criteria approved by the Board;
•recommending to the Board the nominees for election to the Board at the annual meeting of the Company stockholders;
•annually reviewing the Board committee structure and recommending any proposed changes;
•overseeing an evaluation of the Board and its committees
•developing and recommending to the Board a set of corporate governance guidelines; and
•reviewing notifications by a director of his or her resignation or material changes in employment or circumstances and make recommendations to the Board.
Our nominating and corporate governance committee currently consists of Sami Naffakh, Lorne Lucree, and Jeri Finard with Jeri Finard serving as chair. Our Board has determined that each member of our nominating and corporate governance committee qualifies as “independent” under applicable Nasdaq rules applicable to nominating and corporate governance committee members.

Board and Board Committee Meetings and Attendance
Golden Arrow Merger Corp. and Bolt Threads, Inc. completed their merger on August 14, 2024, when Bolt Projects Holdings, Inc. began trading. During fiscal 2024, the Board of Directors met four times. All committee meetings occurred after the merger on August 14, 2024. The audit committee met three times, the compensation committee met one time and the nominating and corporate governance committee met one time. In 2024, each of our incumbent directors then serving attended at least 75% of the meetings of the Board and committees on which he or she served as a member.
Executive Sessions
Executive sessions, which are meetings of the independent members of the Board, are regularly scheduled throughout the year. In addition, on a regularly scheduled basis, but no less than twice a year, the independent directors meet in a private session that excludes management and any non-independent directors.
Director Attendance at Annual Meeting of Stockholders
We do not have a formal policy regarding the attendance of our Board members at our annual meetings of stockholders, but we expect all directors to make every effort to attend any meeting of stockholders. Given the timing of the business combination transaction with GAMC, our legal predecessor, we did not hold an annual meeting in 2024.
Director Nominations Process
The nominating and corporate governance committee is responsible for recommending candidates to serve on the Board and its committees. In considering whether to recommend any particular candidate to serve on the Board or its committees or for inclusion in the Board’s slate of recommended director nominees for election at the annual meeting of stockholders, the nominating and corporate governance committee considers the criteria set forth in our Corporate Governance Guidelines. Specifically, the nominating and corporate governance committee may take into account many factors, including, without limitation: in recommending director candidates, and the Board, in nominating director candidates, will evaluate candidates based on their personal and professional integrity, ethics and values; and ability to make mature business judgments. In addition, the nominating and corporate governance committee and the Board may also consider additional factors including: experience in corporate management, such as serving as an officer or former officer of a publicly held company; finance experience; experience relevant to our industry; experience as a board member or executive officer of another publicly held company; relevant academic expertise or other proficiency in an area of our operations; diversity of expertise and experience in substantive matters pertaining to our business relative to other board members; professional and academic experience relevant to the Company’s industry; strong leadership skills; experience in finance and accounting and/or executive compensation practices; availability and time required for preparation, participation and attendance at Board and committee meetings; and diversity of background and perspective. In addition, the Board will consider whether there are potential conflicts of interest with the candidate’s other personal and professional pursuits. In determining whether to recommend a director for re-election, the nominating and corporate governance committee will also consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board.
The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience and background in these various areas.
In identifying prospective director candidates, the nominating and corporate governance committee may seek referrals from other members of the Board, management, stockholders and other sources, including third party recommendations. The nominating and corporate governance committee also may, but need not, retain a search firm in order to assist it in identifying candidates to serve as directors of the Company. The nominating and corporate governance committee uses the same criteria for evaluating candidates regardless of the source of the referral or recommendation. When considering director candidates, the nominating and corporate governance committee seeks individuals with backgrounds and qualities that, when combined with those of our incumbent directors, provide a blend of skills and experience to further enhance the Board’s effectiveness. In connection with its annual recommendation of a slate of nominees, the nominating and corporate governance committee also may assess the contributions of those directors recommended for re-election in the context of the Board evaluation process and other perceived needs of the Board. Messrs. Widmaier and Breslauer were identified as director nominees based on their being co-founders of the Company. Ms. Finard was recommended to the nominating and corporate governance committee by a security holder of the Company who had previously served on a board of directors with Ms. Finard.

When considering whether the directors and nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board to satisfy its oversight responsibilities effectively in light of our business and structure, the Board focused primarily on the information discussed in each of the board member’s biographical information set forth above. We believe that our directors provide an appropriate mix of experience and skills relevant to the size and nature of our business. This process resulted in the Board’s nomination of the incumbent directors named in this Proxy Statement and proposed for election by you at the Annual Meeting.
The nominating and corporate governance committee will consider director candidates recommended by stockholders. The nominating and corporate governance committee will review and evaluate information available to it regarding candidates proposed by stockholders and will apply the same criteria and follow substantially the same process in considering them as it does in considering other director candidates. Stockholders wishing to propose a candidate for consideration may do so by submitting the above information to the attention of the Secretary, Bolt Projects Holdings, Inc., 2261 Market Street, Suite 5447, San Francisco, CA 94114.
Board Role in Risk Oversight
The Board of Directors has overall responsibility for risk oversight, including, as part of regular Board and committee meetings, general oversight of executives’ management of risks relevant to the Company. A fundamental part of risk oversight is not only understanding the material risks a company faces and the steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. The involvement of the Board of Directors in reviewing our business strategy is an integral aspect of the Board’s assessment of management’s tolerance for risk and its determination of what constitutes an appropriate level of risk for the Company. While the full Board has overall responsibility for risk oversight, it is supported in this function by its audit committee, compensation committee and nominating and corporate governance committee. Each of the committees regularly reports to the Board.
The audit committee is responsible for discussing the Company’s policies with respect to risk assessment and risk management, and oversee the management of the Company’s financial risks and information technology risks, including cybersecurity and data privacy risks. The audit committee must also discuss with management the steps management has taken to monitor and control these risks. The compensation committee is responsible for overseeing the management of risks relating to the Company’s executive compensation plans and arrangements, and human capital management. The compensation committee also reviews the Company’s compensation policies and practices and assess whether such policies and practices are reasonably likely to have a material adverse effect on the Company by encouraging excessive risk-taking. The nominating and corporate governance committee manages risks associated with the Company’s corporate governance framework and environmental and social matters. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports about such risks. In addition, our Board receives periodic detailed operating performance reviews from management.
Code of Business Conduct and Ethics
We have adopted a code of business conduct and ethics (the “Code of Conduct”) that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer or controller, or persons performing similar functions. Our Code of Conduct is available under the Governance section of our website at www.boltprojectsholdings.com. In addition, we intend to post on our website all disclosures that are required by law or the Nasdaq rules concerning any amendments to, or waivers of, any provisions of our Code of Conduct.
Insider Trading Policy
The Company has adopted insider trading policies and procedures (“Insider Trading Policy”) governing the purchase, sale and/or other dispositions of its securities by directors, officers and employees (or the company itself) that are reasonably designed to promote compliance with insider trading laws, rules and regulations and any applicable listing standards. A copy of our insider trading policy is attached as Exhibit 19.1 to our Annual Report.
Anti-Hedging Policy
Our Insider Trading Policy prohibits persons subject to the policy from engaging in hedging transactions involving the Company’s securities, such as prepaid variable forward contracts, equity swaps, collars and exchange funds, or other transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities.

Policy Relating to Recovery of Erroneously Awarded Compensation (Clawback Policy)
We have adopted a Policy for Recovery of Erroneously Awarded Compensation (the “clawback policy”) in accordance with SEC rules and Nasdaq’s final rules implementing the incentive-based compensation recovery provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act, effective August 13, 2024 to support a culture of focused, diligent and responsible management that discourages conduct detrimental to our growth. The clawback policy provides that in the event the Company is required to prepare an accounting restatement, the Company shall recover, reasonably promptly, any erroneously awarded incentive-based compensation (i.e., compensation that is granted, earned or vested based in whole or in part on the attainment of one or more financial reporting measures) from current and former executive officers of the Company, unless the compensation committee determines that recovery from the relevant officer would be impracticable.
Equity Grant Practices
We neither grant equity awards in anticipation of the release of material nonpublic information, nor time the release of material nonpublic information based on equity award grant dates or for the purpose of affecting the value of equity awards. Proximity of any awards to an earnings announcement or other market events is coincidental. In the event material nonpublic information were to become known to the Compensation Committee before the grant of an equity award, the Compensation Committee would consider the information and use its business judgment to determine whether to delay the grant.
Our practice is to grant stock options and restricted stock units (“RSUs”) in the ordinary course of business in connection with our annual compensation program, hiring and engaging new employees and other service providers, and the promotion and retention of employees and other services providers from time to time. Although we do not have a formal policy with respect to the timing of our equity award grants, the Compensation Committee expects to grant annual equity incentive awards during the first quarter of each fiscal year. During fiscal year 2024, we did not grant stock options, RSUs, stock appreciation rights, or similar option-like instruments to our named executive officers during the period beginning four business days prior to and ending one business day following the filing of our periodic reports or the filing or furnishing of a Form 8-K that discloses material nonpublic information. All stock option awards were granted with an exercise price no less than the closing price of our Common Stock on the applicable date of the grant.
Communications with the Board
Any security holder who desires to communicate with our Board of Directors, our non-management directors or any specified individual director, may do so by directing such correspondence to the attention of the Secretary, Bolt Projects Holdings, Inc., 2261 Market Street, Suite 5447, San Francisco, CA 94114. The Secretary will forward the communication to the appropriate director or directors as appropriate.

EXECUTIVE AND DIRECTOR COMPENSATION
This section discusses the material components of the executive compensation program for Bolt’s executive officers who are named in the “2024 Summary Compensation Table” below. During the fiscal year ended December 31, 2024, Bolt’s “named executive officers” and their positions were as follows:
•Daniel Widmaier, Chief Executive Officer;
•David Breslauer, Chief Technology Officer and Chief Product Officer; and
•Cintia Nardi, President.
2024 Summary Compensation Table
The following table sets forth information concerning the compensation of Bolt’s named executive officers for services rendered during the years ended December 31, 2024 and 2023.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Daniel Widmaier	2024	$340,000	2,801,472	547,324	11,183	3,699,979
Chief Executive Officer	2023	$340,000	55,250	915,000	5,288	1,315,538

David Breslauer	2024	$290,000	2,801,472	365,707	10,815	3,467,994
Chief Technology Officer and Chief Product Officer	2023	$286,760	47,125	—	1,933	335,818

Cintia Nardi	2024	$270,112	—	194,590	10,804	475,506
President	2023	$267,669	41,520	2,728,151	11,173	3,048,513
(1) Amounts reflect the full grant-date fair value of restricted stock units granted to our named executive officers during 2024 computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named executive officer. Assumptions used to calculate the value of all restricted stock unit awards made to executive officers are included in Bolt’s consolidated financial statements included in our Annual Report.
(2) Amounts reflect the full grant-date fair value of stock options granted to our named executive officers during 2024 computed in accordance with ASC 718, rather than the amounts paid to or realized by the named executive officer. Assumptions used to calculate the value of all option awards made to executive officers are included in Bolt’s consolidated financial statements included in our Annual Report.
(3) The amounts in this column include the following: (i) for Mr. Widmaier, employer matching contributions under Bolt’s 401(k) plan; (ii) for Mr. Breslauer, employer matching contributions under Bolt’s 401(k) plan; and (iii) for Ms. Nardi, employer matching contributions under Bolt’s registered retirement savings plan.
(4) The amounts for Ms. Nardi originally denoted in local currency (CAD) have been converted to USD using the average exchange rate for the year ended December 31, 2024 of 1 USD to 1.37 CAD.
Narrative Disclosure to Compensation Tables
2024 Salaries
The named executive officers receive a base salary to compensate them for services rendered to Bolt. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. During 2024, Bolt’s named executive officers’ annual base salaries were as follows: Mr. Widmaier: $340,000; Mr. Breslauer: $290,000; and Ms. Nardi: $270,112. The Summary Compensation Table above shows the actual base salaries paid to each named executive officer in fiscal year 2024.
Equity Compensation

On July 2, 2024, we granted restricted stock units (“RSUs”) which (after taking into account certain adjustments that occurred in connection this the Business Combination) covered 13,197 and 13,197, respectively, shares of our Common Stock under our 2019 Equity Incentive Plan (the “2019 Plan”) to Messrs. Widmaier and Breslauer, respectively. The RSUs granted to Messrs. Widmaier and Breslauer vest as to one-sixth (1/6th) of the Bolt RSUs on each of the 12th, 13th, 14th, 15th, 16th, and 17th monthly anniversaries of the closing of the Business Combination, subject to the applicable executive’s continued service through the applicable vesting date.
On November 25, 2024, we granted, under our 2024 Incentive Award Plan (the “2024 Plan”), (i) two options to Mr. Widmaier covering 60,000 and 50,949, respectively, shares of our Common Stock, (ii) two options to Mr. Breslauer covering 60,000 and 15,894, respectively, shares of our Common Stock and (iii) an option covering 37,462 shares of our Common Stock to Ms. Nardi.
The options granted to Messrs. Widmaier and Breslauer covering 60,000 shares of the Common Stock were fully vested upon grant. The remaining options vest and become exercisable as to one-twelfth (1/12th) of the shares of Common Stock subject thereto on each quarterly anniversary of the applicable grant date, subject to the applicable executive’s continued service through the applicable vesting date.
Other Elements of Compensation
Retirement Plans
Bolt’s U.S. employees, including its U.S.-based named executive officers, are eligible to participate in a defined contribution 401(k) plan, subject to satisfaction of certain eligibility requirements. Bolt’s named executive officers are eligible to participate in the 401(k) plan on the same terms as other full-time employees. The Internal Revenue Code allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) plan. Bolt believes that providing a vehicle for tax-deferred retirement savings though these plans adds to the overall desirability of its executive compensation package and further incentivizes our employees, including its named executive officers, in accordance with its compensation policies. Ms. Nardi does not participate in Bolt’s 401(k) plan; however, she and the Company make contributions to a Canadian defined contribution registered retirement savings plan.
Employee Benefits and Perquisites
All of Bolt’s full-time employees, including our named executive officers, are eligible to participate in our health and welfare plans, including:
•medical, dental and vision insurance;
•a medical health saving account;
•for U.S. employees only, dependent care and medical flexible spending accounts;
•short-term and long-term disability insurance; and
•life insurance.
We believe these benefits are appropriate and provide a competitive compensation package to our named executive officers. We do not currently, and we did not during 2024, provide perquisites to any of our named executive officers.
No Tax Gross-Ups
Bolt does not make gross-up payments to cover our named executive officers’ personal income taxes that may pertain to any of the compensation or perquisites paid or provided by our company.

Outstanding Equity Awards at Fiscal Year-End
The following table summarizes the number of shares of Common Stock underlying outstanding equity incentive plan awards for each named executive officer as of December 31, 2024.

Option Awards											Stock Awards
Name	Grant Date	Vesting Commencement Date	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date[1]	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Daniel Widmaier	3/27/2015	3/1/2015	1,843	(2)					$87.40	3/27/2025
	4/1/2016	1/26/2016	1,105	(3)					$225.80	4/1/2026
	4/21/2017	3/24/2017	1,843	(4)					$242.80	4/21/2027
	7/27/2018	4/26/2018	1,843	(2)					$430.00	7/27/2028
	7/24/2020	7/20/2020	6,809	(2)					$417.00	7/24/2030
	7/24/2020	7/24/2020	1,702	(5)					$417.00	7/24/2030
	7/24/2020	7/24/2020					3,404	(6)	$417.00	7/24/2030
	1/31/2023	1/1/2022									1,152	(7)	11,105
	1/31/2023	1/1/2023									2,073	(7)	19,989
	7/2/2024										13,197	(8)	127,222
	11/25/2024	11/25/2024	60,000	(9)					$6.80	11/25/2034
	11/25/2024	11/25/2024			50,949	(10)			$6.80	11/25/2034
David Breslauer	3/27/2015	3/1/2015	1,105	(2)					$87.40	3/27/2025
	4/21/2017	3/24/2017	737	(4)					$242.80	4/21/2027
	4/3/2018	2/1/2018	368	(11)					$430.00	4/3/2028
	9/28/2020	7/24/2020	589	(2)					$417.00	9/28/2030
	7/20/2021	7/20/2021									191	(7)	1,845
	7/2/2024										13,197	(8)	127,222
	11/25/2024	11/25/2024	60,000	(9)					$6.80	11/25/2034
	11/25/2024	11/25/2024			15,984	(10)			$6.80	11/25/2034
Cintia Nardi	9/18/2023	9/18/2023									1,261	(12)	12,161
	11/25/2024	11/25/2024			37,462	(10)			$6.80	11/25/2034

(1) Amount calculated based on the fair market value of our Common Stock on December 31, 2024, which was $9.64 per share.
(2) Represents an option vesting with respect to 1/48th of the shares subject to the option on each one month anniversary of the vesting commencement date, subject to the applicable executive’s continued service through the applicable vesting date.
(3) Represents an option vesting with respect 1/60th of the shares subject to the option on each one month anniversary of the vesting commencement date, subject to the applicable executive’s continued service through the applicable vesting date.
(4) Represents an option vesting (i) with respect to 30% of the shares subject thereto, in equal monthly installments on each monthly anniversary of the vesting commencement date to occur during the twenty four month period following the vesting commencement date, and (ii) with respect to 70% of the shares subject thereto, in equal monthly installments on each monthly anniversary of the vesting commencement date to occur during the period commencing on the second anniversary of the vesting commencement date and ending on the fifth anniversary of the vesting commencement date, in each case, subject to the applicable executive’s continued service through the applicable vesting date.
(5) Represents an option that vested in full upon Bolt’s successful production of at least 50 square feet of Mylo per week that is accepted by at least two of Bolt’s four Mylo consortium partners.
(6) Represents an option vesting in full upon Bolt’s generation of aggregate revenue of at least $15 million during any single calendar year from Bolt’s sale of Mylo and b-silk materials, subject to the applicable executive’s continued service through the applicable vesting date.
(7) Represents restricted stock units that are subject to both a service based vesting condition and a liquidity based vesting condition. The service based vesting condition is satisfied as to 1/16th of the restricted stock units on each three month anniversary of the vesting commencement date, subject to the applicable executive’s continued service through the applicable service vesting date. The liquidity based vesting condition is satisfied upon the first to occur of: (a) an “acquisition” of Bolt (as such term is defined in the applicable incentive plan); or (b) the earlier of (i) 180 days following effective date of an initial public offering of Bolt’s securities or (ii) March 15th of the calendar year following the calendar year in which the initial public offering was declared effective by the SEC, in any case, provided that such event occurs on or prior to the seventh anniversary of the applicable grant date. The liquidity-based vesting condition was satisfied upon the closing of the Business Combination.
(8) Represents restricted stock units vesting with respect to one-sixth (1/6th) of the restricted stock units on each of the 12th, 13th, 14th, 15th, 16th, and 17th monthly anniversaries of the closing of the Business Combination, subject to the applicable executive’s continued service through the applicable vesting date.
(9) Represents an option that was fully vested upon grant.
(10) Represents an option vesting with respect to one-twelfth (1/12th) of the shares of Common Stock subject thereto on each quarterly anniversary of the grant date, subject to the applicable executive’s continued service through the applicable vesting date.
(11) Represents an option vesting (i) with respect to 30% of the shares subject thereto, in equal monthly installments on each monthly anniversary of the vesting commencement date to occur during over the twenty four month period following the vesting commencement date, and (ii) with respect to 70% of the shares subject thereto, in equal monthly installments on each monthly anniversary of the vesting commencement date to occur during the period commencing on the second anniversary of the vesting commencement date and ending on the fourth anniversary of the vesting commencement date, in each case, subject to the applicable executive’s continued service through the applicable vesting date.
(12) Represents restricted stock units subject to both a service-based vesting condition and a liquidity-based vesting condition. With respect to two-thirds of the restricted stock units subject to the award, the service-based vesting condition is satisfied as to 1/6th of such restricted stock units on each three-month anniversary of the vesting commencement date, subject to the applicable executive’s continued service through the applicable service-vesting date. With respect to the remaining one-third of the restricted stock units subject to each executive’s award, the service-based vesting condition is satisfied upon an Initial Liquidity Event, subject to the applicable executive’s continued service through the applicable Initial Liquidity Event. The liquidity-based vesting condition is satisfied with respect to all restricted stock units subject to the award upon an Initial Liquidity Event, provided that such Initial Liquidity Event occurs on or prior to the seventh anniversary of the applicable grant date. The closing of the Business Combination constituted an Initial Liquidity Event for purposes of the restricted stock units and satisfied the liquidity-based vesting condition applicable to such restricted stock units.

Executive Compensation Arrangements
Employment Arrangements
Bolt is party to an offer letter with Ms. Nardi, which sets forth the terms and conditions of employment for Ms. Nardi, including her initial base salary, initial restricted stock unit grant, and eligibility to participate in our employee benefit plans.
Bolt was not, during fiscal year 2024, party to an employment arrangement or offer letter with Messrs. Widmaier or Breslauer.
Severance and Change in Control Arrangements
Bolt maintained a Change in Control and Severance Policy (the “Severance Policy”), pursuant to which employees selected by Bolt’s board of directors to participate in the Severance Policy were eligible to receive certain severance payments and benefits upon a termination of the applicable employee’s employment by Bolt without “cause” or by the employee for “good reason”, in either case, within 12 months following a “change in control” of Bolt (each such term as defined in the Severance Policy) (a “qualifying termination”). The Severance Policy expired on June 9, 2024. Messrs. Widmaier and Breslauer and Ms. Nardi participated in the Severance Policy during fiscal year 2024 prior to the expiration of the Severance Policy.
Under the Severance Policy, upon the applicable named executive officer’s qualifying termination, he or she would have been eligible to receive: (i) 6 months (or 12 months, for Mr. Widmaier) of base salary (payable in a lump sum), (ii) company subsidized healthcare continuation for up to 6 months (or 12 months, for Mr. Widmaier) months following termination, and (iii) accelerated vesting of 100% (or 50%, for Ms. Nardi) of such executive officer’s then-outstanding equity awards (with vesting of awards subject to performance based on actual performance through the date of termination or, if performance had not yet been determined, at target level). The applicable executive officer’s receipt of these amounts was subject to his or her timely execution and non-revocation of a release of claims in favor of Bolt. The Severance Policy provided that, to the extent that any payment or benefit received by a participant pursuant to the Severance Policy or otherwise would have been subject to an excise tax under Code Section 4999, such payments and/or benefits would have been subject to a “best pay cap” reduction if such reduction would result in a greater net after-tax benefit to the participant than receiving the full amount of such payments.
Director Compensation
Prior to the closing of the Business Combination, we did not maintain a formal non-employee director compensation program, but historically made cash payments and granted stock options to our non-employee directors when deemed appropriate. Messrs. Widmaier and Breslauer do not receive any additional compensation for their services as directors, and the compensation provided to them as employees is set forth in the 2024 Summary Compensation Table above.
On November 25, 2024, we granted (i) options covering 1,125 shares of our Common Stock to each of Messrs. Carpio and Finard and RSUs covering 1,125 shares of our Common Stock to each of Messrs. Naffakh, Klosk and Fiddler (collectively, the “2024 Initial Awards”), and (ii) options covering 750 shares of our Common Stock to each of Messrs. Carpio and Finard and RSUs covering 750 shares of our Common Stock to each of Messrs. Naffakh, Klosk and Fiddler (collectively, the “2024 Annual Awards”, in each case, under our 2024 Plan.
The 2024 Initial Awards vest as to one-third of the shares or RSUs subject thereto, as applicable, on each of the first three anniversaries of August 13, 2024, subject to the applicable director’s continued service on the Board through the applicable vesting date.
The 2024 Annual Awards vest in full on the earlier of the first anniversary of August 13, 2024 and the date of the next annual meeting of Bolt shareholders following the grant date, subject to the applicable director’s continued service on the Board through the applicable vesting date.
Upon the closing of the Business Combination, we adopted a compensation program for non-employee directors (the “Director Compensation Program”), as described below under “Director Compensation Program”. Going forward, we expect that equity awards to our non-employee directors will be granted pursuant to the Director Compensation Program.

2024 Director Compensation Table

The following table sets forth information concerning the compensation of our non-employee directors for the year ended December 31, 2024.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Total ($)
Ransley Carpio	15,275	—	9,377	24,652
Jeri Finard	19,373	—	9,377	28,750
Sami Naffakh	15,992	12,750	—	28,742
Steven Klosk	18,330	12,750	—	31,080
Jerry Fiddler	19,857	12,750	—	32,607
Daniel Steefel	14,025	—	—	14,025
Esther van den Boom	12,932	—	—	12,932
(1) Amounts reflect the full grant-date fair value of restricted stock units granted to our directors during 2024 computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the director. Assumptions used to calculate the value of all restricted stock unit awards made to directors are included in the consolidated financial statements included in our Annual Report.
(2) Amounts reflect the full grant-date fair value of stock options granted to our directors during 2024 computed in accordance with ASC 718, rather than the amounts paid to or realized by the director. Assumptions used to calculate the value of all option awards made to directors are included in the consolidated financial statements included in our Annual Report.
The table below shows the aggregate number of unvested stock awards and the aggregate number of option awards (exercisable and unexercisable) held as of December 31, 2024 by each non-employee director.

	Aggregate Number of Awards Outstanding at Fiscal Year End
Name	Stock Awards Outstanding	Options Outstanding
Ransley Carpio	—	1,875
Jeri Finard	—	1,875
Sami Naffakh	1,875	—
Steven Klosk	1,875	—
Jerry Fiddler	1,875	—
Daniel Steefel	—	—
Esther van den Boom	—	—

Director Compensation Program
Pursuant to the Director Compensation Program, our non-employee directors are eligible to receive cash and equity compensation for their services on the Board as described below.
Cash Compensation
Under the Director Compensation Program, non-employee directors serving on the Board are entitled to cash compensation in the following amounts:

•Annual cash retainer	$40,000

•Additional annual retainer for the non-executive chairman	$30,000

Annual cash retainer for service as the chairperson of a Committee of the Board:

•Audit Committee	$15,000

•Compensation Committee	$12,000

•Nominating and Governance Committee	$8,000

•Annual cash retainer for service as a member (non-chairperson) of the Audit Committee of the Board	$8,000

Non-employee directors serving as members (non-chairpersons) of the Compensation Committee and the Nominating and Governance Committee of the Board are not eligible for additional annual cash retainers for such service.
Annual cash retainers are paid quarterly in arrears and pro-rated for any partial calendar quarter of service.
Equity Compensation
Initial Awards. Under the Director Compensation Program, each non-employee director who is initially elected or appointed to serve on the Board will automatically be granted an award of restricted stock units (“RSUs”) with covering 1,125 shares of Common Stock (an “Initial Award”). Each Initial Award will vest as to one-third of the RSUs subject thereto on each of the first three anniversaries of the applicable grant date, subject to the applicable director’s continued service on the Board through the applicable vesting date. If a member of the Board is an employee of Bolt or a subsidiary thereof who subsequently terminates employment with the Company but remains on the Board as a non-employee director, such individual will not be eligible to receive an Initial Award.
Annual Awards. Each non-employee director who has served on the Board as of the date of an annual meeting of stockholders that occurs after Closing and will continue to serve as a non-employee director immediately following such meeting will automatically be granted an award of RSUs covering 750 shares of Common Stock (an “Annual Award”). Each Annual Award will vest in full on the earlier of the first anniversary of the applicable grant date and the date of the next annual meeting of Bolt shareholders following the grant date, subject to the applicable director’s continued service on the Board through the applicable vesting date.
Pro-Rated Annual Awards. Each non-employee director who is initially elected or appointed to serve on the Board after the Closing, other than on the date of an annual meeting of stockholders, will automatically be granted a pro-rated Annual Award (a “Pro-Rated Annual Award”) covering a number of shares of Common Stock equal to 750, multiplied by a fraction, the numerator of which equals 365 minus the number of days (capped at 365) elapsed from the immediately preceding annual meeting date (or Closing date, if there was no preceding annual meeting) through the date on which the non-employee director was elected or appointed to the Board, and the denominator of which equals 365. Each Pro-Rated Annual Award will vest in full on the earlier of the first anniversary of the applicable grant date and the date of the next annual meeting of Bolt shareholders following the grant date, subject to the applicable director’s continued service on the Board through the applicable vesting date.
In addition, Initial Awards and Annual Awards granted under the Director Compensation Program will vest in full upon a “change in control” of Bolt (as defined in the 2024 Plan, or any similar term as defined in the then-applicable plan) if the non-employee will not be or become a member of the Board or the board of directors of Bolt’s successor (or any parent thereof) following such change in control.
Compensation under the Director Compensation Program is subject to the annual limits on non-employee director compensation set forth in the 2024 Plan (or any successor plan).
Compensation Committee Interlocks and Insider Participation

None of our executive officers currently serve, or have served during the last year, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our board.

EQUITY COMPENSATION PLAN INFORMATION
The following table summarizes securities available under our equity compensation plans as of December 31, 2024.

Plan category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights (1)(2)	Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights (3)	Number of Securities Available for Future Issuance Under Equity Compensation Plans (excludes securities Reflected in first column) (4)
Equity compensation plans approved by security holders	201,608	$262.20	82,839
Equity compensation plans not approved by security holders	—	—	—
Total	201,608	$262.20	82,839
(1) Consists of the 2009 Equity Incentive Plan, the 2019 Equity Incentive Plan, and the 2024 Incentive Award Plan.
(2) Represents (i) 155,366 shares of Common Stock issuable upon exercise of outstanding service-vesting options, (ii) 1,702 shares issuable upon exercise of outstanding performance milestone-vesting stock options, and (iii) 44,539 shares subject to outstanding RSUs.
(3) Represents the weighted-average exercise price of outstanding options. RSUs do not have an exercise price and are not included in the weighted average exercise price.
(4) Represents 34,943 shares of Common Stock remaining available for issuance under the 2024 Incentive Award Plan and 47,896 shares remaining available for issuance under the 2024 Employee Stock Purchase Plan (the “2024 ESPP”). Effective as of August 12, 2024, no further awards have been or may in the future be granted under the 2009 Equity Incentive Plan and the 2019 Equity Incentive Plan. The 2024 Incentive Award Plan provides for an annual increase to the number of shares available for issuance thereunder on the first day of each calendar year beginning on January 1, 2025 and ending on and including January 1, 2034 by an amount equal to the lesser of (i) 5% of the aggregate number of shares of Common Stock outstanding on the last day of the immediately preceding fiscal year and (ii) such smaller number of shares of Common Stock as is determined by the our Board (but no more than 324,636 shares may be issued upon the exercise of incentive stock options). The 2024 ESPP provides for an annual increase to the number of shares available for issuance thereunder on the first day of each calendar year beginning on January 1, 2025 and ending on and including January 1, 2034, by an amount equal to the lesser of (i) 1% of the aggregate number of shares of Common Stock outstanding on the last day of the immediately preceding fiscal year and (ii) such smaller number of shares of Common Stock as is determined by our Board, provided that no more than 43,284 shares of our Common Stock may be issued under Section 423 component of the 2024 ESPP.

STOCK OWNERSHIP
Security Ownership of Certain Beneficial Owners and Management
The following table sets forth the beneficial ownership of Common Stock as of July 11, 2025 by:

•each person who is known to be the beneficial owner of more than 5% of issued and outstanding shares of Common Stock;
•each of our named executive officers for 2024 and current directors; and
•all current executive officers and directors as a group.
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days of the measurement date of July 11, 2025. As of July 11, 2025, there were 2,061,779 shares of our Common Stock outstanding. Unless otherwise indicated, Bolt believes that all persons named in the table below have sole voting and investment power with respect to the voting securities beneficially owned by them.

	Shares Beneficially Owned
Name and Address of Beneficial Owner(1)	Number	Percentage
Holders of More than 5%
Golden Arrow Sponsor, LLC(2)	411,330	17.8%
Triton Funds LP(3)	150,000	6.8%
Entities affiliates with Top Tier Capital Partners(4)	124,473	6.0%
Anderson Investments Pte. Ltd.(5)	123,593	6.0%
Baillie Gifford & Co(6)	123,290	6.0%
Entities affiliated with Foundation Capital(7)	115,517	5.6%
Directors and Named Executive Officers
Daniel Widmaier(8)	103,426	4.8%
David Breslauer(9)	115,214	5.4%
Cintia Nardi(10)	16,920	*
Ransley Carpio(11)	1,125	*
Jeri Finard(12)	9,948	*
Sami Naffakh(13)	1,125	*
Christine Battist(14)	357	*
Jerry Fiddler(15)	61,731	3.0%
Lorne Lucree(16)	68	*
Gail Zauder(17)	68	*
All directors and executive officers as a group (12 individuals)(18)	384,944	16.9%
*Less than one percent
(1) Unless otherwise noted, the business address of each of those listed in the table above is 2261 Market Street, Suite 5447, San Francisco, CA 94114.
(2) Based solely on a Form 4 filed by Golden Arrow Sponsor LLC and other reporting persons with the SEC on July 10, 2025. Represents (i) 161,330 shares of Common Stock and (ii) 250,000 shares of Common Stock issuable upon exercise of warrants that are exercisable within 60 days of July 11, 2025, held directly by Golden Arrow Sponsor, LLC (the Sponsor) and indirectly beneficially owned by Timothy Babich, Jacob Doft, Lance Hirt and Andrew Rechtschaffen who control the Sponsor. Accordingly, Messrs. Babich, Doft, Hirt and Rechtschaffen share voting and dispositive power over these securities held by the Sponsor and may be deemed to beneficially own such shares. The address of Golden Arrow Sponsor LLC is 2261 Market Street, Suite 5447, San Francisco, CA 94114.
(3) Based on information known to us, 150,000 shares of Common Stock issuable upon exercise of warrants that are exercisable within 60 days of July 11, 2025. The address for Triton Funds LP is 9500 Gilman Drive, La Jolla, CA 92093.

(4) Based solely on a Schedule 13G filed by Top Tier Venture Capital VII Holdings (“Fund A”) and other reporting persons with the SEC on August 23, 2024. Fund A, and Top Tier Venture Capital VII Management, LLC, the general partner of Fund A, may be deemed to have shared voting and dispositive power to vote 66,488 shares. Top Tier Venture Velocity Fund, L.P. (“Fund B”), and Top Tier Venture Velocity Management, LLC, the general partner of Fund B, may be deemed to have shared power to vote 43,569 shares. TTBSP, L.P. – Opportunity Series (“Fund C”), and Top Tier Feeder Management, LLC, the general partner of Fund C, may be deemed to have shared power to vote 7,208 shares. TTCP Co-Invest Overage Fund IX, L.P. (“Fund D” and, together with Fund A, Fund B, and Fund C, the “Funds”), and TTCP Co-Invest Overage Fund IX Management, LLC, the general partner of Fund D, may be deemed to have shared power to vote 7,208 shares. Top Tier Capital Partners, LLC and Jessica Archibald, Eric Fitzgerald, Garth Timoll, Sr. and David York may be deemed to have shared power to vote the shares held by the Funds. Top Tier Capital Partners, LLC is the investment manager of the Funds and, as a result, may be deemed to beneficially own shares owned by each Fund. The address for the Funds is 600 Montgomery Street, Suite 480, San Francisco, CA 94111.
(5) Based solely on a Schedule 13G filed by Anderson Investments Pte. Ltd. (“Anderson”), Temasek Holdings Private Ltd. (“Temasek”) and other reporting persons with the SEC on August 23, 2024. Represents 123,593 shares of Common Stock held directly by Anderson and the reporting persons share voting and dispositive power over the securities held by them. Anderson is a wholly-owned subsidiary of Thomson Capital Pte. Ltd. (“Thomson”), which in turn is a wholly-owned subsidiary of Tembusu Capital Pte. Ltd. (“Tembusu"), which in turn is a wholly-owned subsidiary of Temasek. Temasek, Tembusu and Thomson, through the ownership described herein, may be deemed to beneficially own the shares of Common Stock directly owned by Anderson. The address for Temasek Holdings Private Capital Ltd. is 60B Orchard Road #06-18 The Atrium@Orchard Singapore 238891.
(6) Based solely on a Schedule 13G filed by Baillie Gifford & Co with the SEC on November 7, 2024. Securities reported herein are beneficially owned by Baillie Gifford & Co. and are held by Baillie Gifford & Co. and/or one or more of its investment adviser subsidiaries, which may include Baillie Gifford Overseas Limited, on behalf of investment advisory clients, which may include investment companies registered under the Investment Company Act, employee benefit plans, pension funds or other institutional clients. Securities representing more than 5% of the class are held on behalf of the Scottish Mortgage Investment Trust, a UK registered investment Company managed by Baillie Gifford & Co. The address for Baillie Gifford & Co is Calton Square 1 Greenside Row Edinburgh EH1 3AN Scotland UK.
(7) Based solely on a Schedule 13G filed by Foundation Capital VI, L.P. and other reporting persons with the SEC on August 23, 2024. Represents (i) 114,241 shares held of record by Foundation Capital VI, L.P. and (ii) 1,276 shares held of record by Foundation Capital VI Principals Fund, L.L.C. Foundation Capital Management Co. VI, L.L.C. is the general partner of Foundation Capital VI, L.P. and the manager of Foundation Capital VI Principals Fund, L.L.C. The reporting persons share voting and dispositive power over the securities held by them. The address of each of these entities is 550 High Street, 3rd Floor, Palo Alto, CA 94301
(8) Consists of for Mr. Widmaier (i) 7,448 shares of Common Stock held directly, (ii) 91,936 shares of Common Stock that are issuable upon exercise of options exercisable as of or within 60 days of July 11, 2025 and (iii) 4,042 shares of Common Stock underlying restricted stock units vesting or vested and subject to deferred settlement within 60 days of July 11, 2025.
(9) Consists of for Mr. Breslauer (i) 4,854 shares of Common Stock held directly, (ii) 39,167 shares of Common Stock that are held by the David N. Breslauer Family Trust, (iii) 68,739 shares of Common Stock that are issuable upon exercise of options exercisable as of or within 60 days of July 11, 2025 and (iv) 2,454 shares of Common Stock underlying restricted stock units vesting or vested and subject to deferred settlement within 60 days of July 11, 2025.
(10) Consists of for Ms. Nardi (i) 4,103 shares of Common Stock held directly, (ii) 10,294 shares of Common Stock that will be issuable upon exercise of options exercisable as of or within 60 days of July 11, 2025 and (iii) 2,523 shares of Common Stock underlying restricted stock units vesting or vested and subject to deferred settlement within 60 days of July 11, 2025.
(11) Consists of for Mr. Carpio 1,125 shares of Common Stock that are issuable upon exercise of options exercisable as of or within 60 days of July 11, 2025.
(12) Consists of for Ms. Finard (i) 8,823 shares of Common Stock, and (ii) 1,125 shares of Common Stock that are issuable upon exercise of options exercisable as of or within 60 days of July 11, 2025.
(13) Consists of for Ms. Naffakh 1,125 shares of Common Stock underlying restricted stock units vesting within 60 days of July 11, 2025.
(14) Consists of for Ms. Battist 357 shares of Common Stock underlying restricted stock units vesting within 60 days of July 11, 2025.
(15) Consists of for Mr. Fiddler (i) 3,299 shares of Common Stock held directly, (ii) 3,123 shares of Common Stock held by JAZEM I Family Partners, LP, a fund of Jazem Family Partners where Mr. Fiddler is a general partner (iii) 54,184 shares of Common Stock held by Zygote Ventures LLC, of which Mr. Fiddler is the managing member, and (iv) 1,125 shares of Common Stock underlying restricted stock units vesting within 60 days of July 11, 2025. Mr. Fiddler may be deemed to beneficially own the shares held directly by each of JAZEM I Family Partners, LP and Zygote Ventures LLC.
(16) Consists of for Ms. Lucree 68 shares of Common Stock underlying restricted stock units vesting within 60 days of July 11, 2025.
(17) Consists of for Ms. Zauder 68 shares of Common Stock underlying restricted stock units vesting within 60 days of July 11, 2025.
(18) Includes (i) 195,013 shares of Common Stock subject to options held by all current executive officers and directors that are exercisable within 60 days of July 11, 2025, and (ii) 23,265 shares of Common Stock underlying restricted stock units vesting or vested and subject to deferred settlement within 60 days of July 11, 2025.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our executive officers and directors, our principal accounting officer and persons who beneficially own more than 10% of any class of our Common Stock to file with the SEC reports of their ownership and changes in their ownership of our Common Stock. To our knowledge, based solely on review of the copies of such reports and amendments to such reports with respect to the year ended December 31, 2024 filed with the SEC and on written representations by our directors and executive officers, all required Section 16 reports under the Exchange Act for our directors, executive officers, principal accounting officer and beneficial owners of greater than 10% of our common stock were filed on a timely basis, other than one late Form 4 filing for the Golden Arrow Sponsor, LLC reporting two transactions; two late Forms 4 filing for each of Paul Joseph Slattery and Cintia Nardi each reporting one transaction; two late Forms 4 filings for each of David Nate Breslauer and Randy Befumo reporting two transactions; and one late Form 4 filing for Daniel Matthew Widmaier reporting two transactions.

CERTAIN TRANSACTIONS WITH RELATED PERSONS
Settlement Agreement and Exchange Agreement
On February 14, 2025, we entered into a settlement agreement with the Sponsor. We currently owe approximately $2.9 million in excise tax liability (the “Excise Tax Liability”) pursuant to Section 4501 of the Internal Revenue Code for redemptions of shares of GAMC Class A common stock in 2023 by the stockholders of GAMC prior to the consummations Business Combination. We have proposed to IRS a payment plan whereby we would be permitted to pay the Excise Tax Liability over a series of payments over time (the “Payment Plan”).
Pursuant to the Settlement Agreement, the Sponsor shall (i) use its commercially reasonable efforts to provide or organize financing for us in an amount of $10 million to close by August 13, 2025 (the “Financing”) and (ii) (a) in the event that the IRS grants the Payment Plan, the Sponsor shall pay to us 75% of the total amount of each payment due to the IRS thereunder no less than 7 calendar days prior to the due date for each payment (the “Golden Arrow Payment Contribution”) or (b) in the event the IRS denies our request for a Payment Plan, the Sponsor shall either (A) close the Financing by August 13, 2025 or (B) pay to us 75% of the total amount of the then-outstanding Excise Tax Liability as well as all accrued interest on the entire Excise Tax Liability on August 13, 2025. The Golden Arrow Payment Contribution will continue until the earlier of (i) an aggregate amount of at least $6 million of Financing is successfully closed or (ii) the Excise Tax Liability is fully paid. Notwithstanding the foregoing, the Sponsor’s payments shall be capped at, and shall not exceed, the total amount the Sponsor received from selling 50% of the shares of our Common Stock held by the Sponsor on February 14, 2025.
Additionally, as partial consideration for entering into the Settlement Agreement, we and the Sponsor have agreed to exchange the 250,000 Private Placement Warrants held by the Sponsor for a warrant to purchase 250,000 shares of Common Stock (the “Settlement Warrant”) at an exercise price of $10.00 per share, the average closing price of our Common Stock on the five trading days immediately preceding our entry into the Exchange Agreement. The Settlement Warrant will be exercisable immediately upon issuance and will terminate on the fifth anniversary of the issuance date.
If, for any consecutive ten trading day period while the Settlement Warrant is outstanding, the closing price of our Common Stock is equal to or greater than $17.00 (the “Forced Exercise Triggering Event”), then we shall have the right, in our sole discretion and upon written notice given at any time within 20 days of the initial occurrence of the Forced Exercise Triggering Event (the “Forced Exercise Notice”) delivered to the holder of the Settlement Warrant, to force the Holder to cash exercise the Settlement Warrant with respect to the number of shares of Common Stock that represents up to the lesser of (i) 125,000 shares of Common Stock or (ii) the unexercised portion of the Settlement Warrant.
Amended and Restated Registration Rights and Lock-up Agreement
In March 2021, GAMC entered into a registration rights agreement with the Sponsor, and its directors and officers, with respect to the Founder Shares, Private Placement Warrants and warrants that may be issued upon conversion of working capital loans. In connection with the Closing, we entered into an amended and restated Registration Rights and Lock-Up agreement with the Sponsor, former GAMC directors and officers, Bolt Threads directors and officers, and certain Bolt Threads stockholders. Pursuant to the Registration Rights and Lock-up Agreement, we agreed to register for resale, pursuant to Rule 415 under the Securities Act, certain shares of Common Stock and other equity securities that are held by the parties thereto from time to time, subject to the restrictions on transfer therein. The stockholders who are party to the Registration Rights and Lock-up Agreement also have customary demand and piggyback registration rights for so long as their securities constitute “registrable securities” for purposes of the agreement. We will bear the expenses incurred in connection with the filing of any such registration statements and any offering conducted pursuant to the terms of the Registration Rights and Lock-up Agreement, except that the stockholders will pay their own brokerage and underwriting commissions.
Additionally, pursuant to the Registration Rights and Lock-up Agreement, certain Bolt stockholders and the Sponsor are subject to certain restrictions on transfer with respect to the shares of Common Stock issued as part of the transaction consideration and certain shares of Common Stock held by the Sponsor and certain stockholders of GAMC (the “Lock-Up Shares”). Such restrictions began at Closing and end on February 14, 2025, subject to certain exceptions.
The Registration Rights and Lock-up Agreement resulted in the termination of the Legacy Registration Rights Agreement.
Sponsor Subscription Agreement

In connection with the Business Combination, on October 4, 2023, the Sponsor entered into a Subscription Agreement, pursuant to which the Sponsor originally agreed to purchase 40,000 shares of GAMC Class A common stock at a purchase price of $200.00 per share. In February 2024 and June 2024, respectively, the Subscription Agreements, including the Sponsor’s Subscription Agreement, were amended to reduce the commitments of the PIPE Subscribers to the extent such PIPE Subscribers purchased additional Convertible Notes from Bolt substantially concurrently with such amendments. The sale of additional Convertible Notes from Bolt at such times, rather than the sale of PIPE Shares at the Closing, was intended to ensure Bolt had adequate working capital to support its operations during the pendency of the Business Combination. Following such amendments and the Sponsor’s purchases of additional Convertible Notes, the Sponsor purchased an aggregate of $10,000,000 in Convertible Notes and was not obligated to purchase any PIPE Shares.
Certain Bolt Threads Relationships and Related Transactions
Note Purchase Agreement
In connection with the signing of the Business Combination Agreement, on October 4, 2023, Bolt Threads and certain investors in the PIPE entered into that certain Note Purchase Agreement (the “Note Purchase Agreement”). Pursuant to the Note Purchase Agreement, Bolt Threads issued Convertible Notes to the PIPE Subscribers in an aggregate principal amount of $29.6 million, which accrued interest at a rate of 8% per annum, compounded quarterly, along with warrants to purchase Bolt Threads common stock at an exercise price of $0.001 per share (the “Bridge Warrants”). The Bridge Warrants gave the holder the right to purchase two shares of Bolt Threads common stock with an exercise price per warrant equal to $0.001. Proceeds from the sale of the Bridge Notes were used or are being used to satisfy working capital requirements of Bolt Threads prior to the completion of the Business Combination and thereafter.
Immediately prior to the consummation of the Business Combination, the outstanding principal and unpaid accrued interest due on the Convertible Notes converted into Bolt Threads common stock at a conversion price equal to $100 million divided by Bolt Threads’ fully diluted shares and the Bridge Warrants automatically exercised, and such shares of Bolt Threads common stock were exchanged for shares of Common Stock pursuant to the terms of the Business Combination Agreement.
The following table summarizes the aggregate purchases made by the Sponsor and the Bolt Threads Related Investors pursuant to the Note Purchase Agreement.

Participants(1)	Bolt Threads Common Stock Underlying Bridge Warrants	Aggregate Purchase Price of Bridge Warrants and Convertible Notes
Golden Arrow Sponsor, LLC	0	$10,000,000
Entities affiliated with Foundation Capital(2)	0	$1,259,021
Anderson Investments Pte. Ltd.	0	$5,817,843
Scottish Mortgage Investment Trust PLC	0	$3,849,632
Formation8 Partners Fund I, L.P.	0	$2,007,845
Entities affiliated with Top Tier(3)	168,773	$2,500,000
Jerry Fiddler(4)	34,769	$500,000
(1) Additional details regarding stockholders that beneficially own more than 5% of our Common Stock are provided in the section titled “Beneficial Ownership.”
(2) Consists of (i) $1,245,110 funded by Foundation Capital VI, L.P. and (ii) $13,911 funded by Foundation Capital VI Principals Fund, L.L.C.
(3) Consists of (i) $2,250,000 funded by Top Tier Venture Capital VII Holdings, and (ii) $250,000 funded by Top Tier Venture Velocity Fund, L.P.
(4) Includes (i) $55,844 funded by JAZEM I Family Partners, LP and (ii) $444,156 funded by Zygote Ventures LLC, which includes (a) $444,156 in Convertible Notes and (b) 34,769 shares of Bolt Threads common stock underlying its Bridge Warrant.
Ginkgo Note Purchase Agreement
On December 29, 2023, Bolt Threads entered into an amendment (the “Ginkgo Note Purchase Agreement Amendment No. 1”) to the Ginkgo Note Purchase Agreement to modify its outstanding senior secured notes (the “Senior Secured Notes”) held by Ginkgo Bioworks, Inc. ("Ginkgo"). Under the terms of the modification, the $30.0 million outstanding in Senior Secured Notes was converted into (i) $10.0 million of outstanding principal was exchanged for a convertible note with the same terms as the convertible notes issued pursuant to the Note Purchase Agreement entered into by the PIPE Subscribers (ii) $11.8 million of Senior Secured Notes, (iii) a nonexclusive right to license certain of Bolt Threads’ intellectual property, and (iv) a reduction of Bolt Threads’ outstanding prepaid balance under the 2022 Technical Development Agreement by $5.4 million. As of June 30, 2024, the prepaid balance remaining under the 2022 Technical Development Agreement was $3.9 million.
The interest rate of the remaining Senior Secured Notes was amended, from the existing rate of treasury rate plus 6.00% per annum, to 12.00% per annum, and the maturity date of the remaining Senior Secured Notes was extended, from the existing maturity date of October 14, 2024, to December 31, 2027. As of June 30, 2024, $12.5 million of Senior Secured Notes was outstanding and the effective interest rate was 8.1%.
In April 2024, Bolt Threads entered into a second amendment to the Ginkgo Note Purchase Agreement (the “Ginkgo Note Purchase Agreement Amendment No. 2”). Pursuant to the second amendment, the interest from the Ginkgo NPA Amendment effective date until the occurrence of the SPAC transaction was paid in kind by capitalizing and adding such accrued interest to the principal of the Amended Senior Notes at our option. In addition, upon the occurrence of the SPAC transaction, Bolt prepaid an aggregate principal amount of the Amended Senior Notes equal to $0.5 million.
Securities Purchase Agreement
On November 25, 2024, we entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Daniel Widmaier, David Breslauer, Randy Befumo, Jeri Finard, and an entity affiliated with Jerry Fiddler (collectively, the “Purchasers”). Pursuant to the Purchase Agreement, the Company sold an aggregate of 52,938 shares of its Common Stock, par value $0.0001 per share, to the Purchasers for aggregate gross proceeds of approximately $360,000 before deducting any offering expenses. The purchase price for each share was $6.80, which was equal to the closing price of the Company’s Common Stock on Nasdaq on the date the Purchase Agreement was entered.
Related Person Transaction Policy
Our board of directors has adopted a written related person transaction policy that sets forth the following policies and procedures for the review and approval or ratification of related person transactions. A “related person transaction” is a transaction, arrangement or relationship (subject to specified exceptions) in which the Company or any of its subsidiaries was, is or will be a participant, the amount of which involved exceeds the lesser of $120,000 or 1% of total assets for so long as the Company is a "smaller reporting company" as defined under SEC rules, and in which any related person had, has or will have a direct or indirect material interest. A “related person” means:
•any person who is, or at any time during the applicable period was, one of our executive officers or directors;
•any person who is known by us to be the beneficial owner of more than 5% of our voting stock; and
•any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of a director, executive officer or a beneficial owner of more than 5% of our voting stock, and any person (other than a tenant or employee) sharing the household of such director, executive officer or beneficial owner of more than 5% of our voting stock.
We have policies and procedures designed to minimize potential conflicts of interest arising from any dealings we may have with our affiliates and to provide appropriate procedures for the disclosure of any real or potential conflicts of interest that may exist from time to time. Specifically, pursuant to our audit committee charter, the audit committee has the responsibility to review related party transactions.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS
Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our annual meeting of stockholders to be held in 2026 (the “2026 Annual Meeting”) pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 2261 Market Street, Suite 5447, San Francisco, CA 94114, in writing not later than March 20, 2026.
Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed with the SEC without charge from the SEC’s website at: www.sec.gov.

In addition to satisfying the foregoing requirements stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must also comply with the requirements of Rule 14a-19 of the Exchange Act.
HOUSEHOLDING
SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies and helps the environment by conserving natural resources. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker. You can also request prompt delivery of a copy of this Proxy Statement and the Annual Report by contacting the Broadridge Financial Solutions, Inc. at (866) 540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

2024 ANNUAL REPORT
Our 2024 Annual Report, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, is being mailed with this Proxy Statement to those stockholders that receive this Proxy Statement in the mail. Stockholders that receive the Notice and Access Card can access our 2024 Annual Report, including our Annual Report on Form 10-K for 2024, at www.proxyvote.com.
Our Annual Report has also been filed with the SEC. It is available free of charge at the SEC’s website at www.sec.gov. Upon written request by a stockholder, we will mail without charge a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules, but excluding exhibits. Exhibits to the Annual Report are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit. All requests should be directed to the Secretary, Bolt Projects Holdings, Inc.
Your vote is important. Please promptly vote your shares by following the instructions for voting on the Notice and Access Card or, if you received a paper or electronic copy of our proxy materials, by completing, signing, dating and returning your proxy card or by Internet or telephone voting as described on your proxy card.

PRINCIPAL EXECUTIVE OFFICES
The mailing address and telephone number for our principal executive offices are:
Bolt Projects Holdings, Inc.
2261 Market Street, Suite 5447
San Francisco, CA 94114
Telephone: (415) 325-5912

By Order of the Board of Directors

/s/ Daniel Widmaier
Daniel Widmaier
Chief Executive Officer and Chair of the Board
San Francisco, California
July 18, 2025

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on August 28, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/BSLK2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on August 28, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V76865-TBD — KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. — DETACH AND RETURN THIS PORTION ONLY

BOLT PROJECTS HOLDINGS, INC.

The Board of Directors recommends you vote FOR the following:

Nominees:

01) Daniel Widmaier
02) David Breslauer
03) Jeri Finard

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

The Board of Directors recommends you vote FOR the following proposals:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date